UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material under §240.14a -12

Rise Gold Corp.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee paid previously with preliminary materials.

[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

RISE GOLD CORP.

Suite 650 - 669 Howe Street

Vancouver, BC V6C 0B4

T: 604.260.4577

NOTICE OF ANNUAL GENERAL MEETING

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the annual general meeting (the "Meeting") of stockholders of Rise Gold Corp. (the "Corporation") will be held at the offices of the Corporation, Suite 650-669 Howe Street, Vancouver, British Columbia, V6C 0B4, on Wednesday, November 20, 2024, at 10:00 a.m. (Vancouver time) for the following purposes:

1. to receive the audited financial statements of the Corporation for the fiscal year ended July 31, 2024, and the accompanying report of the auditors;

2. to set the number of directors at five (5);

3. to elect directors to hold office until the next annual general meeting of the Corporation;

4. to approve, on a non-binding advisory basis, the compensation of the Corporation's named executive officers for the fiscal year ended July 31, 2024;

5. to approve, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation (which will be either every year, every two years or every three years);

6. to re-appoint Davidson & Company LLP, Chartered Professional Accountants, as the auditor of the Corporation until the next annual meeting of stockholders and to authorize the directors of the Corporation to fix the remuneration to be paid to the auditor;

7. to approve the Corporation's stock option plan; and

8. to transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.

The accompanying information circular (the "Information Circular") provides additional information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, this Notice of Meeting.

The board of directors of the Corporation has fixed October 18, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.  Each registered stockholder at the close of business on that date is entitled to such notice and to vote at the Meeting in the circumstances set out in the Information Circular.

If you are a registered stockholder of the Corporation and unable to attend the Meeting in person, please vote by proxy by following the instructions provided in the accompanying form of proxy at least 48 hours (excluding Saturdays, Sundays and holidays recognized in the Province of British Columbia) before the time and date of the Meeting or any adjournment or postponement thereof.

If you are a non-registered stockholder of the Corporation and received this Notice of Meeting and accompanying materials through a broker, a financial institution, a participant, or a trustee or administrator of a self-administered retirement savings plan, retirement income fund, education savings plan or other similar self-administered savings or investment plan registered under the Income Tax Act (Canada), or a nominee of any of the foregoing that holds your securities on your behalf (each, an "Intermediary"), please complete and return the materials in accordance with the instructions provided to you by your Intermediary.

DATED at Vancouver, British Columbia, this 18th day of October 2024.

By Order of the Board of Directors of

RISE GOLD CORP.

Joseph E. Mullin III
Chief Executive Officer

PLEASE VOTE.  YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE BY PROXY BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE ACCOMPANYING PROXY.

SCHEDULE 14A INFORMATION

The Schedule 14A Information provided and cross-referenced below has been provided by the Corporation in compliance with requirements of the United States Securities and Exchange Commission ("SEC").

In this proxy statement, unless otherwise indicated, all dollar amounts are expressed in United States dollars and all references to $ are to United States dollars.

Item 1.  Date, Time and Place Information.

See the "Introduction" section in the Information Circular.

The Corporation anticipates that the Information Circular and form of proxy will first be sent or given to stockholders on October 30, 2024.

Item 2.  Revocability of Proxy.

See the "Appointment and Revocation of Proxy" section in the Information Circular.

Item 3.  Dissenters' Right of Appraisal.

Not applicable.

Item 4.  Persons Making the Solicitation.

See the "Introduction" and "Solicitation of Proxies" sections in the Information Circular.

Item 5.  Interest of Certain Persons in Matters to be Acted Upon.

See the "Interest of Certain Persons in Matters to be Acted Upon" section in the Information Circular.

Item 6.  Voting Securities and Principal Holders Thereof.

The following table sets forth certain information regarding the Corporation's common stock beneficially owned as of October 18, 2024 for (1) each stockholder known to be the beneficial owner of over 5% of the Corporation's common stock, (2) each Named Executive Officer (as defined herein), (3) each director and nominee for director, and (4) all current executive officers and directors as a group.  A person is considered to beneficially own any shares over which such person, directly or indirectly, exercises sole or shared voting or investment power, or over which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise.  Unless otherwise indicated, voting and investment power relating to the shares shown in the table is exercised solely by the beneficial owner thereof.

Except as otherwise disclosed in the table below, the address of each person listed below is c/o Rise Gold Corp., Suite 650 - 669 Howe Street, Vancouver, British Columbia V6C 0B4. Unless otherwise indicated in the footnotes, each of the beneficial owners listed has, to the Corporation's knowledge, sole voting and investment power with respect to the indicated securities.

For the purposes of computing the percentage of outstanding shares of the Corporation's common stock held by each person named below, any shares that such person has the right to acquire within 60 days of October 18, 2024 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Daniel Oliver Jr. (Director)	9,767,182 (2)	17.4%
Myrmikan Gold Fund, LLC 713 Silvermine Road New Canaan, Connecticut 06840	7,172,849 (3)	12.9%
Lawrence W. Lepard (Director)	5,257,851 (4)	9.3%
VBS Exchange Pty Ltd Lvl 12, 644 Chapel Street South Yarra, Melbourne Victoria, Australia 3141	3,250,000 (5)	5.8%
Benjamin W. Mossman (Director)	1,203,084 (6)	2.1%
Joseph E. Mullin III (CEO and President)	1,984,780 (7)	3.5%
Vince W. Boon (CFO and Treasurer)	145,000 (8)	*
Thomas I. Vehrs (Director)	330,275 (9)	*
John G. Proust (Director)	2,375,174 (10)	4.2%
Murray G. Flanigan (Director)	450,900 (11)	*
Clynt Nauman (Director)	406,844 (12)	*
Executive officers and directors as a group (9 persons)	21,921,090	36.0%

*    Less than 1%

(1) Beneficial ownership is presented on a partially diluted basis, based on 55,785,106 shares of common stock issued and outstanding as of the date of this proxy statement. Pursuant to applicable SEC rules, options, warrants or other convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days, are counted as outstanding for computing the percentage of the person holding such options, warrants or other convertible securities, but are not counted as outstanding for computing the percentage of any other person.

(2) Daniel Oliver Jr., a director, holds 180,000 shares of common stock. Mr. Oliver also holds 309,070 stock options, 94,070 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 200,000 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029.  Mr. Oliver has entered into a warrant standstill agreement with the company dated April 9, 2024, as amended on April 29, May 1 and September 12, 2024, pursuant to which Mr. Oliver has agreed not to exercise 755,526 warrants (the "Oliver Warrants") he holds, 115,000 of which are exercisable into common stock at a price of $0.60 per share until February 17, 2025, 300,526 are exercisable into common stock at a price of $0.158 per share until April 29, 2027 and 340,000 are exercisable into common stock at a price of $0.115 per share until September 12, 2028.  The standstill agreement will remain in effect until terminated by Mr. Oliver upon 61 days' written notice to the company. On that basis, Mr. Oliver currently does not beneficially own the shares underlying the Oliver Warrants, as defined for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As the managing member of Eridanus Capital LLC, Mr. Oliver is deemed to indirectly beneficially own 2,105,263 shares of common stock that are beneficially owned by Eridanus Capital LLC. Mr. Oliver is deemed to indirectly beneficially own the securities that are beneficially owned by Myrmikan Gold Fund LLC. See note (3).

(3) Myrmikan Gold Fund, LLC ("Myrmikan") has entered into a warrant standstill agreement with the company dated April 9, 2024, as amended October 10, 2024 pursuant to which Myrmikan has agreed not to exercise 5,310,014 warrants (the "Myrmikan Warrants"), of which 187,500 are exercisable into common stock at a price of $0.60 per share until January 31, 2025, 750,000 are exercisable into common stock at a price of $0.26 per share until November 7, 2025, 140,000 are exercisable into common stock at a price of $0.26 per share until December 7, 2025, 1,350,000 are exercisable into common stock at a price of $0.158 per share until April 9, 2027 and 2,882,514 are exercisable into common stock at a price of $0.1735 per share until October 10, 2028. The standstill agreement will remain in effect until terminated by Myrmikan upon 61 days' written notice to the company. On that basis, Myrmikan currently does not beneficially own the shares underlying any of the Myrmikan Warrants, as defined for purposes of Section 13(d) of the Exchange Act. Daniel Oliver Jr., one of our directors, is the managing member of Myrmikan. Myrmikan Capital, LLC, an investment adviser, is the manager of Myrmikan (the "Manager"). Mr. Oliver owns a 97.5% membership interest in, and is the manager of, the Manager. As the manager of Myrmikan, the Manager is deemed to share beneficial ownership of the shares beneficially owned by Myrmikan. As the manager of the Manager, Mr. Oliver is likewise deemed to share beneficial ownership of the shares beneficially owned by Myrmikan and the Manager.  See note (11).

(4) Lawrence W. Lepard, a director, holds 977,405 shares of common stock and indirectly beneficially owns an additional 135,000 shares of common stock through his children and 904,000 shares of common stock held by Sea View Investments, LLC. Mr. Lepard also holds 267,775 stock options, 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 105,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029. Mr. Lepard holds 117,765 warrants, 12,500 of which are exercisable into common stock at a price of $0.60 per share until February 17, 2025 and 105,265 of which are exercisable into common stock at a price of $0.158 per share until April 29, 2027.  Mr. Lepard is deemed to indirectly beneficially own 93,750 warrants held by Sea View Investments, LLC, which are exercisable into common stock at a price of $0.60 per share until February 17, 2025. Mr. Lepard is the sole member and a manager of EMA GARP GP, LLC, which is the general partner of EMA GARP FUND, LP, and as such is deemed to indirectly beneficially own the securities that are beneficially owned by EMA GARP FUND, LP.  EMA GARP FUND, LP holds 2,559,656 shares of common stock and 202,500 warrants, 62,500 of which are exercisable into common stock at a price of $0.60 per share until February 17, 2025 and 140,000 of which are exercisable into common stock at a price of $0.26 per share until November 7, 2025.

(5) VBS Investments Pty Ltd. holds 100% of the issued share capital in VBS Exchange Pty Ltd and therefore indirectly beneficially owns all of our equity securities that are beneficially owned by VBS Exchange Pty Ltd.  Includes 250,000 warrants which are exercisable into common stock at a price of $0.60 per share until January 31, 2025.

(6) Benjamin W. Mossman, a director and our former Chief Executive Officer, President holds 377,329 shares of common stock, 50,000 warrants which are exercisable into common stock at a price of $0.60 per share until January 31, 2025 and 775,755 stock options, 4,640 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 268,877 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 502,238 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029.

(7) Joseph E. Mullin III, our Chief Executive Officer and President holds 377,193 shares of common stock, 188,596 warrants, 83,333 of which are exercisable into common stock at a price of $0.26 per share until November 7, 2025 and 105,263 of which are exercisable into common stock at a price of $0.158 per share until April 9, 2027 and 1,418,991 stock options held indirectly through Mount Arvon Partners LLC, a company wholly owned by Mr. Mullin, 412,241 of which are exercisable into shares of common stock at a price of $0.17 per share until May 1, 2029 and 1,006,750 of which are exercisable into shares of common stock at a price of $0.10 per share until September 29, 2029. The stock options vest 25% on the date of grant and 12.5% at the beginning of each calendar quarter following the date of grant.

(8) Vince W. Boon, our Chief Financial Officer and Treasurer, held 145,000 stock options, 40,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 75,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, and 30,000 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028.

(9) Thomas I. Vehrs, a director, holds 25,000 shares of common stock, 12,500 warrants which are exercisable into common stock at a price of $0.60 per share until January 31, 2025 and 292,775 stock options, 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 105,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, 25,000 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029.

(10) John G. Proust, a director, directly owns 36,206 shares of common stock and indirectly beneficially owns 1,623,420 shares of common stock. Mr. Proust indirectly beneficially owns 327,773 warrants, 131,305 of which are exercisable into common stock at a price of $0.60 per share until January 31, 2025, 196,468 of which are exercisable into common stock at a price of $0.60 per share until February 17, 2025. Mr. Proust also holds 387,775 stock options, 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 105,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, 120,000 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029.

(11) Murray G. Flanigan, a director, indirectly beneficially owns 138,750 shares of common stock and 44,375 warrants which are exercisable into common stock at a price of $0.60 per share until January 31, 2025.  Mr. Flanigan also holds 267,775 stock options, 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 105,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029.

(12) Clynton R. Nauman, a director, holds 166,666 shares of common stock, 83,333 warrants which are exercisable into common stock at a price of $0.26 per share until November 7, 2025 and 156,845 stock options, 94,070 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029.

Changes in Control

The Corporation is not aware of any arrangements, including any pledge by any person of its securities, the operation of which may at a subsequent date result in a change in the Corporation's control.

Item 7.  Directors and Executive Officers.

See the "Election of Directors" and "Corporate Governance" sections of the Information Circular.

Joseph E. Mullin III, Chief Executive Officer and President

Joseph E. Mullin III, age 51, was appointed as the Chief Executive Officer and President of the Corporation on September 23, 2023. Mr. Mullin is the Managing Member of Mount Arvon Partners LLC, and is currently the CEO, President and a Director of Pure Energy Minerals Ltd and an Independent Director of FireFox Gold Corp. and. Mr. Mullin has been involved in the mining in the U.S., Canada, Brazil, and Europe. Mr. Mullin holds a B.A. from Harvard University.

Vince W. Boon, Chief Financial Officer and Treasurer

Vince W. Boon, age 43, was appointed as the Corporation's Chief Financial Officer on May 1, 2018 and Treasurer on May 16, 2018.  Mr. Boon is a chartered accountant with over twelve years of professional accounting experience with private and public companies focusing on financial reporting, regulatory compliance, internal control and corporate finance activities. Mr. Boon's experience includes financial reporting for both Canadian and U.S. listed companies with international subsidiaries, strategic planning, tax planning, corporate governance, equity financings and due diligence for acquisitions. Mr. Boon is currently the CFO of Japan Gold Corp., a Director and CFO of Southern Arc Minerals Inc., and a Director and CFO of Lincoln Ventures Ltd. Mr. Boon holds a Bachelor of Science degree from the University of British Columbia and is a Chartered Professional Accountant, CPA, CA.

Benjamin W. Mossman, Director, former Chief Executive Officer

Benjamin W. Mossman, PEng, age 47, was appointed to the Corporation's Board of Directors on August 1, 2016.  He served as the Chief Executive Officer of the Corporation from August 1, 2016 until September 23, 2023 and as the President of the Corporation from April 20, 2017 until September 23, 2023.

Mr. Mossman is a mining engineer with over 17 years of experience in the mining industry including experience in capital markets, project evaluation, acquisitions, mine operations and development.  He was formerly the President, Chief Executive Officer and a director of Banks Island Gold Ltd., a dormant mining company, formerly listed on the TSX Venture Exchange and currently in receivership. Mr. Mossman provides advisory services to the Corporation relating to the Corporation's Idaho-Maryland Mine Property. See "Legal Proceedings" below.

Dr. Thomas I. Vehrs, Director

Dr. Thomas I. Vehrs, age 77, was appointed to the Corporation's Board of Directors on April 20, 2017.  Dr. Vehrs is a highly regarded and experienced exploration geologist with over 40 years of experience in the Americas. During his career, Dr. Vehrs has conducted and managed numerous exploration programs resulting in the discovery and delineation of major copper, gold and silver deposits, including the Los Pelambres porphyry copper deposit in Chile, the Northumberland sediment-hosted gold deposit in central Nevada, the Rio Blanco porphyry copper deposit in northern Peru and orogenic gold deposits in Central Guatemala. From 2006 to 2016, Dr. Vehrs held the position of Vice President of Exploration for Fortuna Silver Mines and was responsible for the development and execution of exploration programs at the Caylloma Mine in Peru and the San Jose Mine in southern Mexico.  During this period, Fortuna Silver Mines was successful in expanding the resources, reserves and production rate at the San Jose Mine resulting in a market capitalization in excess of $1 billion. Dr. Vehrs holds a Ph.D. in geology from Syracuse University and served as an officer in the U.S. Army Corps of Engineers.

John G. Proust, Director

John G. Proust, age 65, was appointed a director on April 18, 2018. Mr. Proust has founded and managed a number of resource companies over the past 30 years. Mr. Proust has served on several boards and held senior operating positions and has directed and advised public and private companies regarding debt and equity financing, mergers and acquisitions and corporate restructuring since 1986. Mr. Proust is currently Chairman and CEO of Southern Arc Minerals Inc.; Chairman and CEO of Japan Gold Corp.; and President and a director of Lincoln Ventures Ltd. Mr. Proust has extensive experience in corporate governance, is a graduate of The Directors College, Michael G. De Groote School of Business at McMaster University and holds the designation of Chartered Director.

Murray G. Flanigan, Director

Murray G. Flanigan, age 58, was elected to the Corporation's Board of Directors on June 27, 2019. Mr. Flanigan is a management consultant providing financial advisory services to a number of public and private oil and gas, mining and technology companies in North America and abroad. Mr. Flanigan is a Chartered Professional Accountant and a Chartered Financial Analyst with expertise in corporate finance, mergers and acquisitions, international taxation, risk management, banking, treasury, corporate restructuring and accounting, and has served as Chief Financial Officer for various public and private companies. Mr. Flanigan was formerly a Managing Principal and the CFO of Kepis & Pobe Financial Group Inc., where he served for over ten years and was responsible for all aspects of the company's accounting, financing, treasury, tax, and legal affairs including overseeing the company's corporate development activities. Mr. Flanigan is also a director and Chairman of the audit committees for other reporting issuers, including Japan Gold Corp., Southern Arc Minerals Inc. and Lincoln Ventures Ltd. Prior to founding his own consulting company, Mr. Flanigan served as Senior Vice President, Corporate Development and CFO of Qwest Investment Management Corp., where he was responsible for regulatory reporting and corporate filings for over 15 private and publicly listed companies and limited partnerships in Qwest's portfolio, as well as arranging and closing numerous equity and debt financings. Mr. Flanigan also served as VP Corporate Development for Adelphia Communications Corporation, overseeing the company's financial restructuring and ultimate sale to Time Warner Inc. and Comcast Corporation for approximately US$18 billion.

Lawrence W. Lepard, Director

Lawrence W. Lepard, age 67, was appointed to the Corporation's Board of Directors on August 22, 2019. Mr. Lepard is a Managing Partner and Founder of Equity Management Associates, LLC, an investment partnership which has focused on investing in precious metals since 2008. Prior to EMA, Mr. Lepard spent 25 years as a professional investor and venture capitalist. From 1991 to 2004 he was one of two Managing Partners at Geocapital Partners in New Jersey which managed six venture capital partnerships, the last of which was $250 million. Geocapital was very active in technology, software and computer investing and invested heavily in the internet starting in 1993. Geocapital was the lead investor in Netcom, Inc., the first internet service provider to complete an initial public offering in 1996. Prior to Geocapital, Mr. Lepard spent seven years as a General Partner at Summit Partners in Boston, MA a large venture capital and private equity firm. Mr. Lepard serves as a Director for Lavras Gold Corp. and Cabral Gold Inc. Mr. Lepard holds an MBA with Academic Distinction from Harvard Business School and a BA in Economics from Colgate University.

Daniel Oliver Jr., Director

Daniel Oliver Jr., age 52, was appointed to the Corporation's Board of Directors on July 10, 2023.  Mr. Oliver manages Myrmikan Gold Fund LLC, which makes investments in the precious metals mining sector. In addition to his finance background, Mr. Oliver brings legal expertise to the Board, having graduated from Columbia Law School with honors in 2001 and practiced law at Simpson Thacher & Bartlett in New York as well as at Wallison & Wallison, a boutique law firm specializing in high-dollar business litigation and appeals in the financial sector.  Mr. Oliver obtained an MBA from INSEAD in 2005. After co-founding two venture companies, Mr. Oliver joined Bearing Capital, LLC, a private equity firm in Buenos Aires focused on Latin American commodities investments. He is also a director of Guanajuato Silver Co. Ltd and President of the Committee for Monetary Research & Education, an organization founded by prominent economists and businessmen in 1970 in opposition to the Bretton Woods monetary system.

Clynton R. Nauman, Director

Clynton R. Nauman, age 75, was appointed to the Corporation's Board of Directors on September 7, 2023.  Mr. Nauman has more than 45 years of diversified operating experience in the mining industry ranging from exploration to mine construction and mine operations as well as business development, mine financing and senior management in the precious metals, base metals and coal sectors. Mr. Nauman also co-founded and grew a successful industrial environmental services company focused on reclamation of historical mine-related liabilities in Canada and the United States. Mr. Nauman holds an Honours Bachelor of Science in Geology from Otago University, New Zealand.

None of the Corporation's directors has been a director of any other company with a class of securities registered pursuant to section 12 of the Exchange Act, or subject to the requirements of section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, during the past five years.

Significant Employees

Other than its executive officers, the Corporation does not expect any other individuals to make a significant contribution to its business.

Family Relationships

There are no family relationships among the Corporation's directors, executive officers or persons nominated or chosen to become directors or executive officers.

Legal Proceedings

Except as disclosed below, none of the Corporation's directors, executive officers, promoters or control persons has been involved in any of the following events during the past 10 years:

▪ any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

▪ any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

▪ being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

▪ being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated any federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;

▪ being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any law or regulation prohibiting mail or wire fraud or fraud in connection with any business activity;

▪ being the subject of, or a party to, any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation or any law or regulation respecting financial institutions or insurance companies; or

▪ being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any stock, commodities or derivatives exchange or other self-regulatory organization.

Benjamin W. Mossman was a director and officer of Banks Island Gold Ltd. ("Banks"), a company formerly listed on the TSX Venture Exchange that traded under the symbol "BOZ", during the time it assigned itself into bankruptcy on January 7, 2016. Banks appointed D. Manning & Associates as trustee in the bankruptcy proceedings. Subsequent to the bankruptcy, FTI Consulting of Vancouver, BC, was appointed as receiver by a major secured creditor. The trustee subsequently applied to be discharged from its role as trustee, which was granted on April 4, 2018. To the best of Mr. Mossman's knowledge, the secured creditor has taken possession of the property as of this date. To date, Banks remains undischarged from the bankruptcy proceedings.

Mr. Mossman, Banks, and two other former employees of Banks, were subject to summary conviction proceedings commenced in August 2016 for alleged violations of the British Columbia provincial Environmental Management Act (the "EMA"), the Provincial Water Act, and the federal Fisheries Act. The charges are related to the active mining operations conducted by Banks at and on Banks Island, BC during the period from 2014 to 2016. The court found Mr. Mossman not guilty and acquitted him of all, but two, charges under the EMA and Fisheries Act. For those two minor offences, the court imposed a C$15,000 global fine against Mr. Mossman. All charges were dropped against one former employee and against Banks, and the court dismissed all charges against the other former employee for whom charges were not dropped.

In a second trial, the Crown charged Mr. Mossman with obstruction of justice related to the investigation of the underlying charges laid under the EMA and the other provincial and federal environmental regulations. The court acquitted him of that charge on March 6, 2019. No appeal of the acquittal was filed by the Crown.

Subsequent to the decision in the first trial, the Crown filed an appeal regarding certain of the original determinations as they relate to Mr. Mossman. He and the remaining employee cross-appealed the two convictions held against them. In February 2020, the court issued its decision and ordered a new trial in the matter for Mr. Mossman and the former employee. The two convictions and Mr. Mossman's C$15,000 fine relating to the incident were also set aside by the court. Counsel for Mr. Mossman sought leave to appeal the BC Supreme Court (the "BCSC") decision to the BC Court of Appeal (the "BCCA"), which was dismissed as part of the order for a new trial. The Supreme Court of Canada dismissed an application by Mr. Mossman to appeal the order for a new trial.

The new trial commenced in 2022 in which charges against the only remaining former employee of Banks, other than Mr. Mossman, were dropped, and concluded on July 26, 2023. Mr. Mossman was acquitted on charges of failing to report environment spills (the "Failure to Report Counts") and the dumping or discharging of mine wastes (the "Discharging Counts"), and conducting unauthorized work in or about a stream on the property. He was found guilty of 13 environmental violations in relation to certain waste discharges at the Banks mining site and on September 26, 2023, Mr. Mossman was fined approximately C$30,000 in connection with all of the offences.

Both Mr. Mossman and the Crown filed appeals with the BCSC from this decision, which on March 15, 2024 resulted in a dismissal of Mr. Mossman's appeal against his convictions and granting of the Crown's appeal with respect to the Failure to Report Counts and Discharge Counts. Mr. Mossman's counsel sought leave to appeal the BCSC decision to the BCCA, which was granted on June 21, 2024, and focused on the grounds for determining secondary liability. The matter has been remitted for a new trial with respect to the Crown's appeal, a date for which has not yet been set.

None of the Corporation's directors or executive officers has been involved in any transactions with the Corporation or any of its directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Management Agreements

Consulting Agreement

Pursuant to a consulting agreement (the "Consulting Agreement") with an effective date as of September 23, 2023 (the "Effective Date") made among the Corporation, Mount Arvon Partners LLC (the "Consultant") and Joseph E. Mullin III, the owner of the Consultant, the Corporation engaged the Consultant to provide consulting services to the Corporation, including providing the services of Mr. Mullin on a 50% time commitment basis as the Corporation's Chief Executive Officer and President and, upon being elected or appointed as such, Director, of the Corporation. The term of the Consulting Agreement is on a month-to-month basis unless extended at any time by mutual agreement of the parties.

The Consulting Agreement provides that the Consultant shall be paid a monthly consulting fee of $11,000 and may also be paid discretionary bonuses in cash and/or stock if approved by the Corporation's Board of Directors. The Corporation will reimburse the Consultant for reasonable travel and other business expenses incurred by the Consultant in the performance of services under the Consulting Agreement, provided that any such expenses totaling more than $4,500 in any calendar month must be preapproved by the Board of Directors.  In addition, the Consulting Agreement provides that the Consultant will be granted stock options and/or restricted stock units ("RSUs") in accordance with the Corporation's stock option plan, subject to the approval of the Board of Directors and in accordance with the policies of the stock exchange on which the Corporation's shares are traded (the "Exchange"), and that all incentive awards granted to the Consultant will immediately become fully vested and exercisable on a change of control of the Corporation, subject to Exchange policies. The amount of the options and/or RSUs to be granted shall be targeted at 4% of the Corporation's shares on a fully diluted basis, with 1% vesting on the Effective Date and an additional 0.5% vesting at the beginning of each of the first six calendar quarters following the Effective Date to the extent the Agreement remains in force. To the extent that the Corporation is not able to issue the full targeted amount of options and/or RSUs on the Effective Date, the Corporation has agreed to provide the Consultant with a "make whole" bonus to cover the value of the shortfall up to a maximum of $1 million.

The Consultant may terminate the Consulting Agreement at any time upon 30 days' written notice to the Corporation. If the effective date of such a termination is at least 12 months after the Effective Date, the Consultant will be entitled to receive additional compensation. Additional compensation ("Additional Compensation"), which is based on market capitalization benchmarks determined at the date of termination, is as follows:  Three months' compensation if the Corporation's market capitalization exceeds $5 million, plus an additional six months' compensation if the Corporation's market capitalization exceeds $10 million, plus an additional six months' compensation if the Corporation's market capitalization exceeds $20 million, plus an additional eighteen months' compensation if the Corporation's market capitalization exceeds $30 million.  The Corporation may terminate the Consulting Agreement at any time without cause immediately after delivery of written notice to the Consultant, provided that the Corporation pays the Consultant three months' compensation plus any Additional Compensation as described above.  In the event of such a termination, the Consultant will also be entitled to exercise any vested stock options by the earlier of (i) the expiry date of the stock options, or (ii) 90 days from the termination date of the Consulting Agreement, unless another date is mutually agreed upon.

Subject only to any contrary agreement being established between the Corporation and the Consultant, if there is a change of control of the Corporation, the Consultant may receive, at the Consultant's option, upon the final court order and in advance of closing in a plan of arrangement, or after shareholder and court approval and within a three-month period of the change of control, the following additional compensation:  Three months' compensation, plus an additional three months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $5 million, plus an additional six months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $10 million, plus an additional six months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $20 million, plus an additional eighteen months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $30 million.

Executive Employment Agreement

On April 19, 2017, the Corporation entered into an executive employment agreement with Mr. Mossman, which was amended on April 16, 2018 (the "Executive Employment Agreement"). The Executive Employment Agreement which commenced on May 1, 2017 provided for an annual salary of $135,000 per year.  The Executive Employment Agreement included compensation provisions for Mr. Mossman if: there was a change of control, he was terminated without just cause, he resigned under circumstances contemplated in the Employment Agreement, or if he died while in the Corporation's employment.

The Corporation terminated the Executive Employment Agreement on September 23, 2023, but Mr. Mossman remained on the board of directors and has served in an advisory capacity.  Mr. Mossman received 3 months' severance and has continued for the 18 month period following termination, to participate in certain of the Corporation's benefits and stock option plans, as contemplated by the Executive Employment Agreement. On September 20, 2024, the Corporation entered into an Amending Agreement with Mr. Mossman to revise certain items within the Executive Employment Agreement which provides that Mr. Mossman will, subject to the terms of the stock option plan and stock exchange policies, be provided the opportunity, during the remainder of his 18 month termination benefit period, to be granted options from time to time, equal to 5% of any new issuance of common stock by the Corporation, excluding any shares of common stock issued by the Corporation as a result of the exercise of incentive stock options. Mr. Mossman currently holds options to acquire 2,789,255 shares of Common Stock.

On September 24, 2024, the Corporation and Mr. Mossman also entered into a consulting services agreement whereby Mr. Mossman provides, at the request of the Corporation, advisory services relating to certain technical, strategic planning and general business advice (the "Services") to the Corporation. The term of the consulting services agreement is in effect for a period of five years at a maximum of 40 hours per year for the Services requested by the Corporation. The appointment will be without remuneration, except when the Corporation requests Services, which will be provided at customary market rates, as agreed to from time to time by Mr, Mossman and the Corporation.  Mr. Mossman will be entitled to retain and be granted incentive stock options to purchase common shares of the Corporation, pursuant to the terms of the Corporation's stock option plan.

JPA Agreement

Pursuant to a consulting services agreement dated April 17, 2018, as amended December 13, 2018 (the "JPA Agreement") with J. Proust & Associates ("JPA"), a management services company owned by one of our directors, John G. Proust, JPA provides business advisory, finance, accounting, corporate administrative services as may be requested by the Corporation. JPA also provides the Corporation with personnel for the positions of Chief Financial Officer, treasurer, controller and corporate secretary as well as use of an office. The JPA Agreement provides for a monthly fee of C$15,000 per month and continues on a month to month basis until terminated by the parties in accordance with its terms.

Audit Committee Financial Expert

Murray G. Flanigan is an "audit committee financial expert" within the meaning of Item 401(h)(1) of Regulation S-K. In general, an "audit committee financial expert" is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with the accounting for estimates, reserves and accruals, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity of issues that can reasonably be expected to be raised by a company's financial statements, (d) understands internal controls over financial reporting, and (e) understands audit committee functions. The Corporation has determined that Mr. Flanigan is an independent director as defined in Nasdaq Listing Rule 5605(a)(2).

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board has furnished the following report relating to its oversight of the accounting and financial reporting of Rise and the audit of Rise's financial statements for the fiscal year ended July 31, 2024. The report is not deemed to be "soliciting material" or "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act, except to the extent that the Corporation specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of the Corporation's financial statements.  The members of the Audit Committee are Murray G. Flanigan, Chairman, Thomas I. Vehrs and John G. Proust.  John G. Proust is not an independent director as defined by the applicable Nasdaq and SEC rules with respect to audit committees.  Murray G. Flanigan and Thomas I. Vehrs are independent directors as defined by the applicable Nasdaq and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Davidson & Company LLP, for the fiscal year ended July 31, 2024. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Corporation's audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of the Corporation's independent auditor's audits, their evaluations of the Corporation's internal controls and the overall quality of the Corporation's financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16-Communications with Audit Committees. The Corporation's independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors' communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditors the independent auditors' independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended July 31, 2024, for filing with the SEC.

Murray G. Flanigan, Chairman

Thomas I. Vehrs

John G. Proust

Compensation Committee

At present, the Corporation's Board of Directors as a whole determines the compensation of the Corporation's Chief Executive Officer and Chief Financial Officer and does so with reference to industry standards and the financial situation of the Corporation. The Board has the sole responsibility for determining the compensation of the directors of the Corporation.

Given the Corporation's size, limited operating history and lack of revenues, the Board does not plan to form a compensation committee to monitor and review the salary and benefits of the executive officers of the Corporation at the present time. The Board will carry out these functions until such time as it deems the formation of a compensation committee is warranted.

Code of Ethics

During the Corporation's financial year ended July 31, 2008, the Board adopted a written Code of Ethics within the meaning of Item 406(b) of Regulation S-K under the Securities Act, a copy of which has been filed on EDGAR as an exhibit to the Corporation's annual reports on Form 10-K. The Code of Ethics obligates the Corporation's directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without the Corporation's consent.

The Board is also required to comply with the conflict of interest provisions of relevant corporate and securities laws and regulations in order to ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors as a whole is responsible for risk oversight. Executive officers address and discuss with the Board the Corporation's risks and the manner in which the Corporation manages or mitigates such risks. While the Board has the ultimate responsibility for risk oversight, the Board works in conjunction with the Audit Committee on certain aspects of its risk oversight responsibilities. In particular, the Audit Committee focuses on financial reporting risks and related controls and procedures. The Corporation does not currently have a compensation committee or a nominating committee, so the full Board evaluates the risks associated with compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Corporation's strategies and objectives, and it oversees risks associated with the Corporation's Code of Ethics.

Director Independence

Because the Corporation's common stock is not currently listed on a national securities exchange, it currently uses the definition in Nasdaq Listing Rule 5605(a)(2) for determining director independence, which provides that an "independent director" is a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director cannot be considered independent if:

▪ the director is, or at any time during the past three years was, an employee of the company;

▪ the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

▪ a family member of the director is, or at any time during the past three years was, an executive officer of the company;

▪ the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

▪ the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

▪ the director or a family member of the director is a current partner of the company's outside auditor, or at any time during the past three years was a partner or employee of the company's outside auditor, and who worked on the company's audit.

The Corporation has determined that Thomas I. Vehrs, Murray G. Flanigan, Lawrence W. Lepard, Daniel Oliver Jr. and Clynton R. Nauman meet this definition of independence.

Attendance of Directors at Meetings

Twenty-three (23) meetings of the Board and Four (4) meetings of the Audit Committee were held during the year ended July 31, 2024. Each director attended, either in person or by electronic means, over 75% of the aggregate number of Board meetings and, if applicable, Audit Committee meetings held.

The Corporation does not have a policy regarding attendance of directors at stockholder meetings. Of those who were directors at the time, all of the directors attended the Corporation's last annual general meeting held on January 31, 2023 either in person or by electronic means.

Shareholder Communications with the Board

The Corporation's stockholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of Rise Gold Corp., Attention: Secretary, Suite 650 - 669 Howe Street, Vancouver, British Columbia V6C 0B4. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Corporation's website.

Item 8.  Compensation of Directors and Executive Officers.

In addition to the information set forth below, see the "Statement of Executive Compensation" section in the Information Circular.

Summary Compensation Table

The following table sets forth information with respect to the compensation awarded or paid to Joseph E. Mullin III, our Chief Executive Officer and President, Benjamin W. Mossman, our former Chief Executive Officer and President, and Vince W. Boon, our Chief Financial Officer and Treasurer (the "Named Executive Officers"), for all services rendered in all capacities to the Corporation during the past two fiscal years. As of July 31, 2024, we did not have any other executive officers or former executive officers who had received total compensation in excess of $100,000 during the fiscal year ended July 31, 2024. Pursuant to Item 402(m)(4) of Regulation S-K, we have omitted certain columns from the table since there was no compensation awarded to, earned by or paid to the Named Executive Officers that was required to be reported in such columns in either year.

Summary Compensation Table
Name and Principal Position	Year Ended July 31	Salary ($)	Stock Awards ($)	Option Awards(1) (2) ($)	Total ($)
Joseph E. Mullin III, Chief Executive Officer	2024	112,933	Nil	26,280	139,213
Benjamin W. Mossman, Former Chief Executive Officer	2024	80,105 (3)	Nil	153,806	233,911
	2023	135,000	Nil	198,750	333,750
Vince W. Boon, Chief Financial Officer	2024	43,452	Nil	7,800	51,252
	2023	46,787	Nil	39,750	86,537

(1) See Note 13 of the notes to the audited financial statements included in the Corporation's annual report on Form 10-K for the year ended July 31, 2024 for a description of the assumptions made in the valuation of option awards.

(2) Represents share-based payments related to options vesting during the years presented.

(3) Out of this amount $22,500 represents salary paid, $23,855 vacation pay and $33,750 severance pay.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information relating to the options held by the Named Executive Officers as of July 31, 2024:

Outstanding Equity Awards at Fiscal Year-End
Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)
Joseph E. Mullin III, Chief Executive Officer	412,241	$0.17	May 1, 2029	257,650	$43,801

Outstanding Equity Awards at Fiscal Year-End
Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)
Benjamin W. Mossman, former Chief Executive Officer	1,338,500 300,000 375,000 4,640 268,877 502,238	$0.90 $0.65 $0.53 $0.26 $0.25 $0.17	September 22, 2025 February 7, 2027 February 21, 2028 September 22, 2028 December 12, 2028 May 1, 2029	Nil	Nil
Vince W. Boon	10,000 40,000 75,000 30,000	C$0.70 $0.65 $0.53 $0.26	August 21, 2024 February 7, 2027 February 21, 2028 September 22, 2028	Nil	Nil

Employment Agreements

Since September 23, 2023 Joseph E. Mullin III has been providing services to the Corporation pursuant to a consulting agreement. See Item 7 - Directors and Executive Officers - Management Agreements.

Until September 23, 2023 Benjamin W. Mossman provided services to the Corporation pursuant to an Executive Employment Agreement. See Item 7 - Directors and Executive Officers - Management Agreements.

Mr. Mullin is expected to commit 50% of his working time to the Corporation. Other executive officers are expected to allocate approximately 40% of their working time to our business.

Benefit Plans

We do not currently have any pension plan, profit sharing plan or similar plan for the benefit of our officers, directors or employees; however, we may establish such plans in the future.

Director Compensation

Our directors are compensated for serving on the Board. Management directors are not paid fees for services as a director; however, they may receive compensation for their services as employees or consultants.

The following table sets out compensation for the year ended July 31, 2024 of those individuals who served as directors during that year but did not qualify as Named Executive Officers.

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total
Murray G. Flanigan	$20,000 (2)	$14,494 (3)	$34,494
Thomas I. Vehrs	$20,000 (2)	$20,994 (3)	$40,994
John G. Proust	$150,356 (4)	$45,694 (3)	$196,050
Lawrence W. Lepard	$20,000 (2)	$14,494 (3)	$34,494
Daniel Oliver Jr. (5)	$20,000 (2)	$77,008 (3)	$97,008
Clynton R. Nauman (6)	$18,022 (2)	$38,952 (3)	$56,974

(1) See Note 13 of the notes to the audited financial statements included in the Corporation's Form 10-K annual report for the year ended July 31, 2024 for a description of the assumptions made in the valuation of option awards.

(2) Represents directors' fees.

(3) Represents share-based payments related to options granted during the year ended July 31, 2024.

(4) $20,000 represents director's fees and $130,356 represents fees paid to a management services company owned by John G. Proust. See Item 7 - Directors and Executive Officers - Management Agreements.

(5) Mr. Oliver became a director of the Corporation on July 10, 2023.

(6) Mr. Nauman became a director of the Corporation on September 7, 2023.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, the following information is presented to disclose the relationship between executive compensation actually paid ("CAP"), as calculated under applicable SEC rules, and the Corporation's financial performance for the last two fiscal years. As required by SEC rules, as it applies to smaller reporting companies, the table presented below discloses CAP for (i) our principal executive officer ("PEO") and (ii) our Named Executive Officers that are not the PEO (the "Non-PEO NEOs") on an average basis.

The methodology for calculating amounts presented in the columns "CAP to PEO" and "Average CAP to Non-PEO NEOs," including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for CAP, are provided in the footnotes to the table.

The calculations and analysis below do not necessarily reflect the Company's approach to aligning executive compensation with performance. For information concerning the Company's compensation philosophy and how the Company aligns executive compensation with financial performance, refer to the "Oversight and Description of Director and NEO Compensation" section of the Information Circular.

Pay Versus Performance Table

In accordance with applicable SEC rules, the following table sets forth information concerning Summary Compensation Table ("SCT") Total Compensation and CAP for the Company's PEO and Non-PEO NEOs for fiscal years 2024 and 2023 and the corresponding financial performance in each year.

Fiscal Year Ended 7/31	SCT Total for PEO Mullin (1)(2)	CAP to PEO Mullin (3)	SCT Total for PEO Mossman (1)(2)	CAP to PEO Mossman (3)	Average CAP to Non-PEO NEOs (3)(4)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return (5)	Net Income (Loss) (in $000)
2024	$139,213	$144,415	$233,911	$204,692	$76,935	$36.56	($3,497)
2023	N/ A	N/A	$333,750	$302,414	$53,602	$44.25	($3,660)

(1) For fiscal year 2024, Mr. Mossman served as our PEO from August 1, 2023 until September 23, 2023, and Joseph E. Mullin III served as our PEO from September 23, 2023 through July 31, 2024. Benjamin Mossman served as our PEO during fiscal year 2023.

(2)  The dollar amounts reported in this column are the amounts of total compensation reported for each PEO for each corresponding fiscal year in the "Total" column of the SCT. Refer to the SCT as set forth on page 13 of this proxy statement.

(3)  For the fiscal year 2024, CAP to PEO Mullin is $144,415 which represents $112,933 in salary paid, $21,254 is the fair value of vested equity awards as of the vesting date and $10,228 outstanding and unvested awards as of Jul 31, 2024. For the fiscal year 2024, CAP to PEO Mossman is $204,692 which represents $80,105 in salary paid and $124,587 is the fair value of vested equity awards as of the vesting date. For the fiscal year 2023, CAP to PEO Mossman is $302,414 which represents $135,000 in salary paid and $167,414 is the fair value of vested equity awards as of the vesting date. For the fiscal year 2024, average CAP to Non-PEO NEO is $76,935 which represents $43,452 in salary paid and $33,483 is the fair value of vested equity awards as of the vesting date. For the fiscal year 2023, average CAP to Non-PEO NEO is $53,602 which represents $46,787 in salary paid and $6,815 is the fair value of vested equity awards as of the vesting date.

(4)  The Company's only Non-PEO NEO during these periods was Vincent Boon.

(5)  Total Stockholder Return shown in this table assumes $100 was invested for the period starting August 1, 2022 through July 31 of the applicable fiscal year in the Company's common stock as traded under ticker RYES on the OTCQX. The historical stock price performance of our common stock shown is not necessarily indicative of future stock price performance.

Item 9.  Independent Public Accountants.

See the "Audit Committee and Relationship with Auditor" section of the Information Circular.  Representatives of the Corporation's principal accountant are not expected to the present at the Meeting; however, if they are, they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Item 10.  Compensation Plans

See the "Particulars of Other Matters to Be Acted Upon" section of the Information Circular for information regarding the Corporation's stock option plan for which stockholder approval is being sought at the Meeting.  See the "Securities Authorized for Issuance under Equity Compensation Plans" section of the Information Circular for information regarding plans and other arrangements not subject to stockholder action.

Item 11.  Authorization or Issuance of Securities Otherwise than for Exchange.

Not Applicable.

Item 12.  Modification or Exchange of Securities

Not applicable.

Item 13.  Financial and Other Information.

Not applicable.

Item 14.  Mergers, Consolidations, Acquisitions and Similar Matters.

Not applicable.

Item 15.  Acquisition or Disposition of Property.

Not applicable.

Item 16.  Restatement of Accounts.

Not applicable.

Item 17.  Action with Respect to Reports.

Not applicable.

Item 18.  Matters Not Required to be Submitted.

Not applicable.

Item 19.  Amendment of Charter, Bylaws or Other Documents.

Not applicable.

Item 20.  Other Proposed Action.

Not applicable.

Item 21.  Voting Procedures.

See the "Voting of Shares and Exercise of Discretion of Proxies" section in the Information Circular.

Item 22.  Information Required in Investment Company Proxy Statement

Not applicable.

Item 23.  Delivery of Documents to Security Holders Sharing an Address.

Not applicable.

Item 24.  Shareholder Approval of Executive Compensation.

See the "Particulars of Other Matters to be Acted Upon" section in the Information Circular.

Item 25.  Exhibits.

Not applicable.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Corporation's proxy statement and for consideration at the Corporation's next annual general meeting. To be eligible for inclusion in the proxy statement for the Corporation's 2025 annual general meeting (the "2025 Meeting"), a stockholder proposal must be received by the Corporation no later than July 23, 2024 (i.e., 120 days before the date in 2025 on which the Meeting in 2024 was held) and must otherwise comply with Rule 14a-8. If the date of the 2025 Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2024 Meeting, then the stockholder must submit any such proposal not later than the close of business of the 10th day following the earlier of (i) the day on which the notice of the Meeting was mailed or (ii) public disclosure of the date of such meeting is first made. While the Board will consider stockholder proposals, the Corporation reserves the right to omit from its proxy statement any stockholder proposal that the Corporation is not required to include under applicable law, including Rule 14a-8.

Any stockholder wishing to deliver such proposals may send their communications to the Rise Gold Corp., Attention: Secretary, Suite 650 - 669 Howe Street, Vancouver, British Columbia, V6C 0B4. It is recommended that stockholders submitting proposals use certified mail, return receipt requested, to provide proof of timely receipt.

With respect to any proposal that a stockholder seeks to present at the 2025 Meeting that is not submitted for inclusion in the Corporation's proxy materials pursuant to Rule 14a-8, the proxy solicited by the Board for that meeting will confer discretionary voting authority to vote on such proposal to the extent permitted under Rule 14a-4 under the Exchange Act.

The presiding officer of the 2025 Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in the Corporation's bylaws, applicable state law and conditions established by the SEC.

ANNUAL REPORT

A copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended July 31, 2024 (the "Annual Report") is being provided to stockholders on the Corporation's website at https://www.risegoldcorp.com/financial-statements and serves as the annual report to security holders required to be delivered pursuant to SEC Rule 14a-3(b).

ADDITIONAL INFORMATION

The Corporation files annual, quarterly and current reports, proxy statements and other information with the SEC on the Edgar system. Those filings are available on the website maintained by the SEC at http://www.sec.gov.

OTHER BUSINESS

The Board is not aware of any other matter that will be presented for action at the Meeting other than the matters set forth in this proxy statement.  If any other matter requiring a vote of the stockholders arises, it is intended that the proxy holders will vote the shares they represent as the Board may recommend.  Discretionary authority with respect to such other matters is granted by the execution of the accompanying proxy.

RISE GOLD CORP.

Suite 650 - 669 Howe Street

Vancouver, BC V6C 0B4

T: 604.260.4577

INFORMATION CIRCULAR

October 18, 2024

INTRODUCTION

This information circular (this "Information Circular") accompanies the notice of annual general meeting of stockholders (the "Notice") of Rise Gold Corp. (the "Corporation") and is being furnished to the holders of common stock (each, a "Share") of the Corporation in connection with the solicitation by the management of the Corporation of proxies to be voted at the annual general meeting (the "Meeting") of the stockholders to be held at 10:00 a.m. (Vancouver time) on Wednesday, November 20, 2024 at Suite 650 - 669 Howe Street, Vancouver, British Columbia, V6C 0B4 or at any adjournment or postponement thereof.

In this Information Circular, unless otherwise indicated, all dollar amounts are expressed in United States dollars and all references to $ are to United States dollars.

SOLICITATION OF PROXIES

The solicitation will be made by mail and may also be supplemented by telephone or other personal contact to be made without special compensation by directors, officers and employees of the Corporation. The Corporation will bear the cost of this solicitation. The Corporation will not reimburse stockholders, nominees or agents for the cost incurred in obtaining authorization from their principals to execute forms of proxy, except that the Corporation has requested brokers and nominees who hold stock in their respective names to furnish this Information Circular and related proxy material to their customers, and the Corporation will reimburse such brokers and nominees for their related out-of-pocket expenses.

APPOINTMENT AND REVOCATION OF PROXY

Registered Stockholders

Registered stockholders may vote their Shares by attending the Meeting in person or by proxy.  Registered stockholders should deliver their completed proxies to Capital Transfer Agency Inc., 390 Bay Street, Suite 920, Toronto, ON M5H 2Y2 (by mail, telephone or Internet according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting, otherwise they will not be entitled to vote at the Meeting by proxy. The persons named in the accompanying proxy (the "Designated Persons") are directors and officers of the Corporation and are proxyholders nominated by management. A stockholder has the right to appoint a person other than the Designated Persons named in the proxy to represent them at the Meeting. To exercise this right, a stockholder must insert the name of its nominee in the blank space provided. A person appointed as a proxyholder need not be a stockholder of the Corporation.

A registered stockholder may revoke a proxy by:

(a) signing a proxy with a later date and delivering it at the place and within the time noted above;

(b) signing and dating a written notice of revocation (in the same manner as the proxy is required to be executed, as set out in the notes to the proxy) and delivering it to the Corporation at the address set forth above at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the proxy is to be used, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof; or

(c) in any other manner provided by law.

Beneficial Stockholders

The information set forth in this section is of significant importance to many stockholders, as many stockholders do not hold their Shares in their own name. Stockholders holding their Shares through banks, trust companies, securities dealers or brokers, trustees or administrators of RRSPs, RRIFs, RESPs and similar plans or other persons (any one of which is herein referred to as an "Intermediary") or otherwise not in their own name (such stockholders herein referred to as "Beneficial Stockholders") should note that only proxies deposited by stockholders appearing on the records maintained by the Corporation's transfer agent as registered stockholders will be recognized and allowed to vote at the Meeting. If a stockholder's Shares are listed in an account statement provided to the stockholder by a broker, in all likelihood those Shares are not registered in the stockholder's name and that stockholder is a Beneficial Stockholder. Such Shares are most likely registered in the name of the stockholder's broker or an agent of that broker. In Canada, the vast majority of such Shares are registered under the name of CDS & Co., the registration name for The Canadian Depository for Securities (which acts as nominee for many Canadian brokerage firms), and in the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks). Shares held by brokers (or their agents or nominees) on behalf of a broker's client can only be voted at the Meeting at the direction of the Beneficial Stockholder. Beneficial Stockholders should ensure that instructions respecting the voting of their Shares are communicated to the appropriate party well in advance of the Meeting.

Applicable regulatory policies require Intermediaries to seek voting instructions from Beneficial Stockholders in advance of stockholders' meetings.  In accordance with the requirements of National Instrument 54-101, the Corporation will distribute the Meeting materials to Intermediaries and clearing agencies for onward distribution to non-registered holders. The Corporation does not intend to pay Intermediaries to forward the Meeting materials if the non-registered holders have provided instructions to their Intermediary that they object to the Intermediary disclosing ownership information about the non-registered holders. In this case, such non-registered holder will not receive the Meeting materials if the Intermediary does not assume the cost of delivery. Each Intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their Shares are voted at the Meeting.

Intermediaries are required to forward the Meeting materials to non-registered holders unless a non-registered holder has waived the right to receive Meeting materials. Generally, non-registered holders who have not waived the right to receive Meeting materials will be sent a voting instruction form which must be completed, signed and returned by the non-registered holder in accordance with the Intermediary's directions on the voting instruction form. Intermediaries often use service companies to forward the Meeting materials to non-registered holders. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge typically supplies a voting instruction form, mails those forms to Beneficial Shareholders and asks those Beneficial Stockholders to return the forms to Broadridge or follow specific telephone or other voting procedures. Broadridge then tabulates the results of all instructions received by it and provides appropriate instructions respecting the voting of common shares at the Meeting. A Beneficial Stockholder receiving a voting instruction form from Broadridge cannot use that form to vote common shares directly at the Meeting. Instead, the voting instruction form must be returned to Broadridge or the alternate voting procedures must be completed well in advance of the Meeting in order to ensure that such Shares are voted.

In some cases, Beneficial Stockholders will instead be given a proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of common shares beneficially owned by the Beneficial Stockholder but which is otherwise not completed. This form of proxy does not need to be signed by the Beneficial Stockholder, but, to be used at the Meeting, needs to be properly completed and deposited with Capital Transfer Agency Inc.

The purpose of these procedures is to permit Beneficial Stockholders to direct the voting of the Shares which they beneficially own. Beneficial Stockholders should follow the procedures set out on the voting instruction form or form of proxy they receive. Should a Beneficial Stockholder who receives one of the above forms wish to attend and vote at the Meeting in person (or have someone else attend and vote on their behalf), the Beneficial Stockholder should strike out the names of the persons named in the form and insert the Beneficial Stockholder's (or such other person's) name in the blank space provided.  In either case, Beneficial Stockholders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or voting instruction form is to be delivered.

VOTING OF SHARES AND EXERCISE OF DISCRETION OF PROXIES

The Shares represented by a proxy will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and if the stockholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly.

IF NO CHOICE IS SPECIFIED IN A PROXY WITH RESPECT TO A MATTER TO BE ACTED UPON, THE PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO THAT MATTER UPON THE DESIGNATED PERSONS NAMED IN THE PROXY. IT IS INTENDED THAT THE DESIGNATED PERSONS WILL VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOUR OF EACH MATTER IDENTIFIED IN THE PROXY.

If any amendments or variations to such matters, or any other matters, are properly brought before the Meeting, the proxyholder, if a nominee of management, will exercise its discretion and vote on such matters in accordance with its best judgment. At the time of printing this Information Circular, management of the Corporation is not aware that any amendments or variations to existing matters or new matters are to be presented for action at the Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, the Corporation is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of each of the following persons in any matter to be acted upon at the Meeting other than the interest of the current directors nominated for re-election to the Board of Directors:

(a) each person who has been a director or executive officer of the Corporation at any time since the beginning of the Corporation's last financial year;

(b) each proposed nominee for election as a director of the Corporation; and

(c) each associate or affiliate of any of the foregoing.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Corporation consists of 400,000,000 Shares, $0.0001 par value.  As of the record date, determined by the Corporation's board of directors (the "Board") to be the close of business on October 18, 2024 (the "Record Date"), a total of 55,785,106 Shares were issued and outstanding. All Shares are of the same class and each carries the right to one vote. Only those stockholders of record on the Record Date are entitled to attend and vote at the Meeting.

To the knowledge of the directors and executive officers of the Corporation, the following persons or companies beneficially own, or control or direct, directly or indirectly, voting securities carrying 10% or more of the voting rights attached to any class of voting securities of the Corporation:

Name	No. of Common Shares Owned	Percentage of Class(1)
Daniel Oliver Jr.	9,458,112	16.95%

(1) The percentage is determined based on the number of the Corporation's outstanding common shares as of the Record Date.

ELECTION OF DIRECTORS

The directors of the Corporation hold office until the next annual meeting of the stockholders or until their successors are elected and qualified, and from this point on will be elected annually.  Management of the Corporation proposes to nominate the persons listed below for election as directors of the Corporation to serve until their successors are elected and qualified.  In the absence of instructions to the contrary, proxies given pursuant to the solicitation by management of the Corporation will be voted for the nominees listed in this Information Circular. Management does not contemplate that any of the nominees will be unable to serve as a director. If any vacancies occur in the slate of nominees listed below before the Meeting, management will exercise discretion to vote the proxy for the election of any other person or persons as directors.

The following table sets out the names of the nominees for election as directors, the offices they hold within the Corporation, their occupations, the length of time they have served as directors of the Corporation, and the number of shares of the Corporation and its subsidiaries which each beneficially owns, directly or indirectly, or over which control or direction is exercised as of the date of this Information Circular:

Name, Province and Country of Residence and Position(s) with the Corporation	Principal Occupation or Employment (and if not an Elected Director, Occupation During the Past Five Years)	Director Since	Number of Shares Owned (1)
Joseph E. Mullin III San Juan, Puerto Rico Nominee	Business executive with experience in the mining and energy sectors. He has been serving as the Director of Pure Energy Minerals Ltd. since October 2020 and was appointed President & CEO in October 2023. Mr. Mullin is also a Director at FireFox Gold Corp. since June 2017.	November 20, 2024	377,193
Thomas I. Vehrs (2) Colorado, USA Director	Exploration geologist with over 40 years of experience in the Americas in mineral exploration and mine development.	April 20, 2017	25,000
Lawrence W. Lepard Massachusetts, USA Director	Managing Partner/Co-Founder of Equity Management Associates, LLC, an investment partnership which focuses on investing in precious metals.	August 22, 2019	4,576,061 (5)

Name, Province and Country of Residence and Position(s) with the Corporation	Principal Occupation or Employment (and if not an Elected Director, Occupation During the Past Five Years)	Director Since	Number of Shares Owned (1)
Daniel Oliver Jr. Connecticut, USA Director	Founder and Managing member of Myrmikan Capital LLC, an investment firm specializing in gold and silver mining companies.	July 10, 2023	9,458,112 (6)
Clynton R. Nauman Washington, USA Director	Exploration geologist with over 45 years of diversified operating experience in the mining industry ranging from exploration to mine construction and mine operations as well as business development, mine financing and senior management in the precious metals, base metals and coal sectors.	September 7, 2023	166,666

(1) The number of Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, at the date of this Information Circular, is based upon information furnished to the Corporation by the individual nominees.

(2) Member of the audit committee.

(3) Includes 36,206 shares of Common Stock held directly by John G. Proust, 112,865 shares of Common Stock held indirectly through Portland Management Inc., a company wholly owned by Mr. Proust, and 111,249 shares of Common Stock held indirectly through J. Proust & Associates Inc., a company wholly owned by Mr. Proust.  Mr. Proust also exercises control or direction over 1,399,306 shares of Common Stock held by Gwen Proust 2018 Alter Ego Trust.

(4) Held indirectly through GR7 Holdings Inc., a company wholly owned by Mr. Flanigan.

(5) Includes 977,405 shares of Common Stock held directly by Mr. Lepard and 135,000 shares of Common Stock held by his children over which he exercises control or direction. Mr. Lepard also exercises shared control or direction over 904,000 shares of Common Stock held by Sea View Investments, LLC. Also includes 2,559,656 shares of Common Stock beneficially owned by EMA GARP FUND, LLP. EMA GARP GP, LLC is the general partner of the EMA GARP FUND, LLP. Lawrence W. Lepard, one of Corporation's directors, is the sole member and manager of EMA GARP GP, LLC.

(6) Includes 180,000 shares of Common Stock held directly by Mr. Oliver, 2,105,263 shares of Common Stock held by Eridanus Capital LLC over which he exercises control or direction and 7,172,849 shares of Common Stock held by Myrmikan Gold Fund LLC over which he exercises control or direction.

At the Meeting, stockholders will be asked to pass an ordinary resolution to elect the nominees listed above as directors of the Corporation. An ordinary resolution needs to be passed by a simple majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Meeting.

Management recommends that stockholders vote FOR each of the nominees listed above as a director of the Corporation.

Other than as disclosed below, no proposed director of the Corporation:

(a) is, as at the date of this Information Circular, or has been, within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Corporation) that:

(i) was the subject:

(A) of a cease trade order;

(B) an order similar to a cease trade order; or

(C) an order that denied the relevant company access to any exemption under securities legislation for a period of more than 30 consecutive days, that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer, or

(ii) was subject to:

(A) a cease trade order;

(B) an order similar to a cease trade order; or

(C) an order that denied the relevant company access to any exemption under securities legislation for a period of more than 30 consecutive days, that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;

(b) is, as at the date of this Information Circular, or has been within 10 years before the date of this Information Circular, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(c) has, within the 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or

(d) has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would be likely to be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Benjamin W. Mossman was a director and officer of Banks Island Gold Ltd. ("Banks"), a company formerly listed on the TSX Venture Exchange that traded under the symbol "BOZ", during the time it assigned itself into bankruptcy on January 7, 2016. Banks appointed D. Manning & Associates as trustee in the bankruptcy proceedings. Subsequent to the bankruptcy, FTI Consulting of Vancouver, BC, was appointed as receiver by a major secured creditor. The trustee subsequently applied to be discharged from its role as trustee, which was granted on April 4, 2018. To the best of Mr. Mossman's knowledge, the secured creditor has taken possession of the property as of this date. To date, Banks remains undischarged from the bankruptcy proceedings.

Mr. Mossman, Banks, and two other former employees of Banks, were subject to summary conviction proceedings commenced in August 2016 for alleged violations of the British Columbia provincial Environmental Management Act (the "EMA"), the Provincial Water Act, and the federal Fisheries Act. The charges are related to the active mining operations conducted by Banks at and on Banks Island, BC during the period from 2014 to 2016. The court found Mr. Mossman not guilty and acquitted him of all, but two, charges under the EMA and Fisheries Act. For those two minor offences, the court imposed a $15,000 global fine against Mr. Mossman. All charges were dropped against one former employee and against Banks, and the court dismissed all charges against the other former employee.

Subsequent to the decision, the Crown filed an appeal regarding certain of the original determinations as they relate to Mr. Mossman. The summary conviction appeal was heard by the BC Supreme Court in May 2019. Mr. Mossman and the remaining employee cross-appealed the two convictions held against them. In February 2020, the court issued its decision and ordered a new trial in the matter for Mr. Mossman and the former employee. The two convictions and Mr. Mossman's $15,000 fine relating to the incident were also set aside by the court. Counsel for Mr. Mossman sought leave to appeal the BC Supreme Court decision to the BC Court of Appeal, which was dismissed as part of the order for a new trial. The Supreme Court of Canada recently dismissed Mr. Mossman's application to appeal the order for a new trial. The new trial commenced in 2022 and is currently forecasted to be completed sometime in 2023.

In a second trial, the Crown charged Mr. Mossman with obstruction of justice related to the investigation of the underlying charges laid under the EMA and the other provincial and federal environmental regulations. The court acquitted him of that charge on March 6, 2019. No appeal of the acquittal was filed by the Crown.

STATEMENT OF EXECUTIVE COMPENSATION

General

For the purpose of this Information Circular:

"compensation securities" includes stock options, convertible securities, exchangeable securities and similar instruments including stock appreciation rights, deferred share units and restricted stock units granted or issued by the Corporation for services provided or to be provided, directly or indirectly to the Corporation; and

"Named Executive Officer" or "NEO" means each of the following individuals:

(a) each individual who served as chief executive officer ("CEO") of the Corporation, or who performed functions similar to a CEO, during any part of the most recently completed financial year;

(b) each individual who served as chief financial officer ("CFO") of the Corporation, or who performed functions similar to a CFO, during any part of the most recently completed financial year;

(c) the most highly compensated executive officer of the Corporation other than individuals identified in paragraphs (a) and (b) at the end of the most recently completed financial year whose total compensation was more than C$150,000, as determined in accordance with section 1.3(5) of Form 51-102F6V, for that financial year; and

(d) each individual who would be an NEO under paragraph (c) but for the fact that the individual was neither an executive officer of the Corporation, nor acting in a similar capacity, at the end of that financial year.

Named Executive Officers

During the fiscal year ended July 31, 2024, the following individuals were NEOs of the Corporation:

  Joseph E. Mullin III, CEO and President (since September 23, 2023)
  Benjamin W. Mossman, former CEO and President
  Vince W. Boon, CFO and Treasurer

Director and Named Executive Officer Compensation, Excluding Compensation Securities

The following table sets out details of all payments, grants, awards, gifts and benefits paid or awarded to each director and NEO in the two most recently completed financial years ended July 31, 2024:

Name and Position	Year	Salary, Consulting Fee, Retainer or Commission ($)	Bonus ($)	Committee or Meeting Fees ($)	Value of Perquisites (1) ($)	Value of All Other Compensation ($)	Total Compensation ($)
Joseph E. Mullin III Chief Executive Officer and President	2024	112,933 (2)	Nil	Nil	Nil	Nil	112,933
Vince W. Boon CFO and Treasurer	2024	43,452	Nil	Nil	Nil	Nil	43,452
	2023	46,787	Nil	Nil	Nil	Nil	46,787

Name and Position	Year	Salary, Consulting Fee, Retainer or Commission ($)	Bonus ($)	Committee or Meeting Fees ($)	Value of Perquisites (1) ($)	Value of All Other Compensation ($)	Total Compensation ($)
Benjamin W. Mossman Director, former Chief Executive Officer, President, Director	202	80,105 (3)	Nil	Nil	Nil	Nil	80,105
	2023	135,000 (3)	Nil	Nil	Nil	Nil	135,000
Thomas I. Vehrs Director	202	20,000 (4)	Nil	Nil	Nil	Nil	20,000
	2023	20,000 (4)	Nil	Nil	Nil	Nil	20,000
John G. Proust Director	2024	150,356 (5)	Nil	Nil	Nil	Nil	150,356
	2023	154,140 (6)	Nil	Nil	Nil	Nil	154,140
Murray G. Flanigan Director	2024	20,000 (4)	Nil	Nil	Nil	Nil	20,000
	2023	20,000 (4)	Nil	Nil	Nil	Nil	20,000
Lawrence W. Lepard Director	2024	20,000 (4)	Nil	Nil	Nil	Nil	20,000
	2023	20,000 (4)	Nil	Nil	Nil	Nil	20,000
Daniel Oliver Jr. Director	2024	20,000	Nil	Nil	Nil	Nil	20,000
	2023	Nil	Nil	Nil	Nil	Nil	Nil
Clynton R. Nauman Director	2024	18,022 (4)	Nil	Nil	Nil	Nil	18,022

(1) "Perquisites" include perquisites provided to an NEO or director that are not generally available to all employees and that, in aggregate, are: (a) CAD$15,000, if the NEO or director's total salary for the financial year is CAD$150,000 or less, (b) 10% of the NEO or director's salary for the financial year if the NEO or director's total salary for the financial year is greater than CAD$150,000 but less than CAD$500,000, or (c) CAD$50,000 if the NEO or director's total salary for the financial year is CAD$500,000 or greater.

(2) Represents payments made pursuant to a consulting agreement.  See "Employment, Consulting and Management Agreements".

(3) Represents payments made pursuant to an executive employment agreement.  See "Employment, Consulting and Management Agreements".

(4) Represents directors' fees.

(5) Out of this amount $20,000 represents directors' fees paid to Mr. Proust and $130,356 represents fees paid to J. Proust & Associates Inc., a private company wholly owned by John G. Proust, for financial consulting and administrative services.

(6) Out of this amount $20,000 represents directors' fees paid to Mr. Proust and $134,140 represents fees paid to J. Proust & Associates Inc., a private company wholly owned by John G. Proust, for financial consulting and administrative services.

Stock Options and Other Compensation Securities

The following table sets out all compensation securities granted or issued to each director and NEO by the Corporation or any subsidiary thereof in the financial year ended July 31, 2024 for services provided, or to be provided, directly or indirectly, to the Corporation or any subsidiary thereof:

Name and Position	Type of Compensation Security	Number of Compensation Securities, Number of Underlying Securities, and Percentage of Class	Date of Issue or Grant	Issue, Conversion or Exercise Price ($)	Closing Price of Security or Underlying Security on Date of Grant ($)	Closing Price of Security or Underlying Security at Year End ($)	Expiry Date
Joseph E. Mullin III (1) Chief Executive Officer, President	Stock Options (2)	412,241	May 1, 2024	0.17 C$0.23 (3)	0.156 (4) C$0.215	0.13 (5) C$0.18 (6)	May 1, 2029
Vince W. Boon (7) CFO and Treasurer	Stock Options (2)	30,000	Sept. 22, 2023	0.26 C$0.35 (8)	0.21 (9) C$0.28 (10)	0.13 (5) C$0.18 (6)	Sept. 22, 2028
Benjamin W. Mossman (11) Director, former Chief Executive Officer, President	Stock Options (2)	502,238	May 1, 2024	0.17 C$0.23 (3)	0.156 (4) C$0.215	0.13 (5) C$0.18 (6)	May 1, 2029
		268,877	Dec. 12, 2023	0.25 C$0.34 (12)	0.22 (13) C$0.30 (14))		Dec. 12, 2028
		4,640	Sept. 22, 2023	0.26 C$0.35 (8)	0.21 (9) C$0.28 (10)		Sept. 22, 2028
Thomas I. Vehrs (15) Director	Stock Options (2)	15,000	May 1, 2024	0.17 C$0.23 (3)	0.156 (4) C$0.215	0.13 (5) C$0.18 (6)	May 1, 2029
		47,775	Dec. 12, 2023	0.25 C$0.34 (12)	0.22 (13) C$0.30 (14))		Dec. 12, 2028
		25,000	Sept. 22, 2023	0.26 C$0.35 (8)	0.21 (9) C$0.28 (10)		Sept. 22, 2028

Name and Position	Type of Compensation Security	Number of Compensation Securities, Number of Underlying Securities, and Percentage of Class	Date of Issue or Grant	Issue, Conversion or Exercise Price ($)	Closing Price of Security or Underlying Security on Date of Grant ($)	Closing Price of Security or Underlying Security at Year End ($)	Expiry Date
John G. Proust (16) Director	Stock Options (2)	15,000	May 1, 2024	0.17 C$0.23 (3)	0.156 (4) C$0.215	0.13 (5) C$0.18 (6)	May 1, 2029
		47,775	Dec. 12, 2023	0.25 C$0.34 (12)	0.22 (13) C$0.30 (14))		Dec. 12, 2028
		120,000	Sept. 22, 2023	0.26 C$0.35 (8)	0.21 (9) C$0.28 (10)		Sept. 22, 2028
Murray G. Flanigan (17) Director	Stock Options (2)	15,000	May 1, 2024	0.17 C$0.23 (3)	0.156 (4) C$0.215	0.13 (5) C$0.18 (6)	May 1, 2029
		47,775	Dec. 12, 2023	0.25 C$0.34 (12)	0.22 (13) C$0.30 (14))		Dec. 12, 2028
Lawrence W. Lepard (18) Director	Stock Options (2)	15,000	May 1, 2024	0.17 C$0.23 (3)	0.156 (4) C$0.215	0.13 (5) C$0.18 (6)	May 1, 2029
		47,775	Dec. 12, 2023	0.25 C$0.34 (12)	0.22 (13) C$0.30 (14))		Dec. 12, 2028
Daniel Oliver Jr. (19) Director	Stock Options (2)	15,000	May 1, 2024	0.17 C$0.23 (3)	0.156 (4) C$0.215	0.13 (5) C$0.18 (6)	May 1, 2029
		200,000	Dec. 12, 2023	0.25 C$0.34 (12)	0.22 (13) C$0.30 (14))		Dec. 12, 2028
		94,070	Sept. 22, 2023	0.26 C$0.35 (8)	0.21 (9) C$0.28 (10)		Sept. 22, 2028
Clynton R. Nauman(20) Director	Stock Options (2)	15,000	May 1, 2024	0.17 C$0.23 (3)	0.156 (4) C$0.215	0.13 (5) C$0.18 (6)	May 1, 2029
		47,775	Dec. 12, 2023	0.25 C$0.34 (12)	0.22 (13) C$0.30 (14))		Dec. 12, 2028
		94,070	Sept. 22, 2023	0.26 C$0.35 (8)	0.21 (9) C$0.28 (10)		Sept. 22, 2028

(1) As of July 31, 2024, Joseph E. Mullin III held 412,241 stock options which are exercisable into shares of common stock at a price of $0.17 per share until May 1, 2029.

(2) All stock options vested immediately upon grant.

(3) This amount has been converted from US dollars at a rate of US$1 to C$1.3759, the Bank of Canada exchange rate on May 1, 2024.

(4) This amount has been converted from Canadian dollars at a rate of C$1 to US$0.7268, the Bank of Canada exchange rate on May 1, 2024.

(5) This amount has been converted from Canadian dollars at a rate of C$1 to US$0.7242, the Bank of Canada exchange rate on July 31, 2024.

(6) Closing price on July 30, 2024, the last day of trading for the year ended July 31, 2024.

(7) As of July 31, 2024, Vince W. Boon held 155,000 stock options, 10,000 of which were exercisable into common stock at a price of C$0.70 per share until August 21, 2024, 40,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 75,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, and 30,000 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028.

(8) This amount has been converted from US dollars at a rate of US$1 to C$1.3464, the Bank of Canada exchange rate on September 22, 2023.

(9) This amount has been converted from Canadian dollars at a rate of C$1 to US$0.7427, the Bank of Canada exchange rate on September 22, 2023.

(10) Closing price on September 19, 2023.  No shares traded on the date of grant.

(11) As of July 31, 2024, Benjamin W. Mossman 2,789,255 stock options, 1,338,500 of which are exercisable into common stock at a price of $0.90 per share until September 22, 2025, 300,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 375,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, 4,640 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 268,877 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 502,238 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029.

(12) This amount has been converted from US dollars at a rate of US$1 to C$1.3599, the Bank of Canada exchange rate on December 12, 2023.

(13) This amount has been converted from Canadian dollars at a rate of C$1 to US$0.7353, the Bank of Canada exchange rate on December 12, 2023.

(14) Closing price on December 8, 2023.  No shares traded on the date of grant.

(15) As of July 31, 2024, Thomas I. Vehrs held 332,775 stock options, 40,000 of which are exercisable into common stock at a price of C$0.70 per share until August 21, 2024, 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 105,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, 25,000 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029.

(16) As of July 31, 2024, John G. Proust held 462,775 stock options 75,000 of which were exercisable into common stock at a price of C$0.70 per share until August 21, 2024, 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 105,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, 120,000 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029.

(17) As of July 31, 2024, Murray G. Flanigan held 307,775 stock options, 40,000 of which were exercisable into common stock at a price of C$0.70 per share until August 21, 2024, 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 105,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029.

(18) As of July 31, 2024, Lawrence W. Lepard held 367,775 stock options, 100,000 of which were exercisable into common stock at a price of C$0.70 per share until August 21, 2024, 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 105,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029.

(19) As of July 31, 2024, Daniel Oliver Jr. held 309,070 stock options, 94,070 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 200,000 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029.

(20) As of July 31, 2024, Clynton R. Nauman held 156,845, 94,070 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029.

Exercise of Compensation Securities by Directors and NEOs

No director or NEO exercised any compensation securities during the year ended July 31, 2024.

Stock Option Plans and Other Incentive Plans

The Corporation has no incentive plans other than the Stock Option Plan.

The Corporation has a stock option plan which was adopted by the directors of the Corporation on March 23, 2016 (the "Stock Option Plan").  The Stock Option Plan is an "evergreen plan" (also known as a rolling plan) under the policies of the Canadian Securities Exchange (the "Exchange"). In accordance with the policies of the Exchange, an issuer that has a rolling stock option plan must have its shareholders approve the plan within three years after institution and within every three years thereafter. The Corporation is required to seek the approval of stockholders of the Stock Option Plan at the Meeting and will seek reapproval by the stockholders no later than November 20, 2027.  See "Particulars of Other Matters to be Acted Upon".  A copy of the Stock Option Plan is attached hereto as Schedule "B" and will be available for inspection at the Meeting.

The purpose of the Stock Option Plan is to advance the interests of the Corporation by encouraging the directors, officers, employees, consultants and management company employees of the Corporation and of its subsidiaries, if any, by providing them with the opportunity to acquire an equity interest in the Corporation through options granted under the Stock Option Plan to purchase shares of common stock.  Given the competitive business environment in which the Company operates, the Stock Option Plan will assist the Corporation to attract and retain valued directors, officers, employees, consultants and management company employees.

Terms of the Stock Option Plan

The following is a summary of the Stock Option Plan and is qualified in its entirety by the text of the Stock Option Plan attached as Schedule "B" to this Information Circular.  Capitalized terms used but not otherwise defined below have the meanings ascribed to such terms in the Stock Option Plan.

1. The Stock Option Plan is administered by the Board.

2. Unless authorized by the stockholders of the Corporation, the Stock Option Plan, together with all of the Corporation's other previously established or proposed stock options, stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of Shares, shall not result, at any time, in the number of Shares reserved for issuance pursuant to options exceeding 10% of the issued and outstanding Shares as at the date of grant of any option under the Stock Option Plan.

3. Shares that were the subject of any option that has lapsed or terminated shall thereupon no longer be in reserve and may once again be subject to an option granted under the Stock Option Plan.

4. Stock options can be issued to persons who are bona fide Directors, Officers, Employees or Consultants, or a corporation wholly owned by such Director, Officer, Employee or Consultant.

5. Subject to a minimum price of $0.10 per Share, the exercise price of an option may not be less than the closing market price of the Shares on the trading day immediately preceding the date of grant of the option, less any applicable discount allowed by the Exchange.

6. The aggregate number of Shares subject to an option that may be granted to any one individual in any 12 month period under the Stock Option Plan shall not exceed 5% of the issued and outstanding Shares determined at the time of such grant.

7. The aggregate number of Shares subject to an option that may be granted to any one Consultant in any 12 month period under the Stock Option Plan shall not exceed 4% of the issued and outstanding Shares determined at the time of such grant.

8. The aggregate number of Shares subject to an option that may be granted to any one person conducting Investor Relations Activities in any 12 month period under the Stock Option Plan shall not exceed 2% of the issued and outstanding Shares determined at the time of such grant.

9. All Options granted under the Stock Option Plan may be exercisable for a maximum of five years from the date they are granted.

10. If a Director, Officer, Employee or Consultant ceases to be so engaged by the Corporation for any reason other than death, such Director, Officer, Employee or Consultant shall have the right to exercise any vested option granted to him under the Stock Option Plan and not exercised prior to such termination within a period of 90 days after the date of termination, or such shorter period as may be set out in the Optionee's written agreement.

11. If an Optionee who is engaged in Investor Relations Activities ceases to be so engaged by the Corporation, such Optionee shall have the right to exercise any vested option granted to the Optionee under the Stock Option Plan and not exercised prior to such termination within a period of 30 days after the date of termination, or such shorter period as may be set out in the Optionee's written agreement.

12. If an Optionee dies prior to the expiry of an option, his heirs or administrators may within 12 months from the date of the Optionee's death exercise that portion of an option granted to the Optionee under the Stock Option Plan which remains vested and outstanding.

13. The Options are not assignable or transferable by an Optionee.

14. The Board may, by resolution, amend or terminate the Stock Option Plan, but no such amendment or termination shall, except with the written consent of the Optionees concerned, affect the terms and conditions of options previously granted under the Stock Option Plan which have not then lapsed, terminated or been exercised.

15. Any amendment to the Stock Option Plan or options granted pursuant to the Stock Option Plan shall not become effective until such Exchange and shareholder approval as is required by Exchange Policies and applicable Securities Laws has been received.

16. The Stock Option Plan and the granting and exercise of any options hereunder are also subject to such other terms and conditions as are set out from time to time in applicable Securities Laws and Exchange Policies and such terms and conditions shall be deemed to be incorporated into and become a part of the Stock Option Plan. In the event of an inconsistency between such terms and conditions and the Stock Option Plan, such terms and conditions shall govern.

National Instrument 45-106 Prospectus Exemptions ("NI 45-106") provides exemptions from the requirement to prepare and file a prospectus in connection with a distribution of securities. As the Corporation is listed on the CSE, the Corporation is classified as an "unlisted reporting issuer" for purposes of the exemption provided in Section 2.24 of NI 45-106 for distributions of securities to employees, executive officers, directors and consultants of the Company (the "Exemption"). NI 45-106 restricts the use of the Exemption by "unlisted reporting issuers" such as the Corporation unless the Corporation obtains security holder approval.  Specifically, NI 45-106 provides that unless the Corporation has obtained security holder approval and otherwise has satisfied all other requirements of Section 2.25(3) of NI 45-106, the Exemption does not apply to a distribution to an employee or consultant of the "unlisted reporting issuer" who is an investor relations person of the issuer, an associated consultant of the issuer, an executive officer of the issuer, a director of the issuer, or a permitted assign of those persons if, after the distribution,

(a) the number of securities, calculated on a fully diluted basis, reserved for issuance under options granted to

(i) related persons, exceeds 10% of the outstanding securities of the issuer, or

(ii) a related person, exceeds 5% of the outstanding securities of the issuer, or

(b) the number of securities, calculated on a fully diluted basis, issued within 12 months to

(i) related persons, exceeds 10% of the outstanding securities of the issuer, or

(ii) a related person and the associates of the related person, exceeds 5% of the outstanding securities of the issuer.

The term "related person" is defined in NI 45-106 and generally refers to a director or executive officer of the issuer or of a related entity of the issuer, an associate of a director or executive officer of the issuer or of a related entity of the issuer, or a permitted assign of a director or executive officer of the issuer or of a related entity of the issuer. The term "permitted assign" includes a spouse of the person.

Employment, Consulting and Management Agreements

Pursuant to a consulting agreement (the "Consulting Agreement") with an effective date as of September 23, 2023 (the "Effective Date") made among the Corporation, Mount Arvon Partners LLC (the "Consultant") and Joseph E. Mullin III, the owner of the Consultant, the Corporation engaged the Consultant to provide consulting services to the Corporation, including providing the services of Mr. Mullin on a 50% time commitment basis as the Corporation's Chief Executive Officer and President and, upon being elected or appointed as such, Director, of the Corporation. The term of the Consulting Agreement is on a month-to-month basis unless extended at any time by mutual agreement of the parties.

The Consulting Agreement provides that the Consultant shall be paid a monthly consulting fee of $11,000 and may also be paid discretionary bonuses in cash and/or stock if approved by the Corporation's Board of Directors. The Corporation will reimburse the Consultant for reasonable travel and other business expenses incurred by the Consultant in the performance of services under the Consulting Agreement, provided that any such expenses totaling more than $4,500 in any calendar month must be preapproved by the Board of Directors. In addition, the Consulting Agreement provides that the Consultant will be granted stock options and/or restricted stock units ("RSUs") in accordance with the Corporation's stock option plan, subject to the approval of the Board of Directors and in accordance with the policies of the stock exchange on which the Corporation's shares are traded (the "Exchange"), and that all incentive awards granted to the Consultant will immediately become fully vested and exercisable on a change of control of the Corporation, subject to Exchange policies. The amount of the options and/or RSUs to be granted shall be targeted at 4% of the Corporation's shares on a fully diluted basis, with 1% vesting on the Effective Date and an additional 0.5% vesting at the beginning of each of the first six calendar quarters following the Effective Date to the extent the Agreement remains in force. To the extent that the Corporation is not able to issue the full targeted amount of options and/or RSUs on the Effective Date, the Corporation has agreed to provide the Consultant with a "make whole" bonus to cover the value of the shortfall up to a maximum of $1 million.

The Consultant may terminate the Consulting Agreement at any time upon 30 days' written notice to the Corporation. If the effective date of such a termination is at least 12 months after the Effective Date, the Consultant will be entitled to receive additional compensation. Additional compensation ("Additional Compensation"), which is based on market capitalization benchmarks determined at the date of termination, is as follows:  Three months' compensation if the Corporation's market capitalization exceeds $5 million, plus an additional six months' compensation if the Corporation's market capitalization exceeds $10 million, plus an additional six months' compensation if the Corporation's market capitalization exceeds $20 million, plus an additional eighteen months' compensation if the Corporation's market capitalization exceeds $30 million.  The Corporation may terminate the Consulting Agreement at any time without cause immediately after delivery of written notice to the Consultant, provided that the Corporation pays the Consultant three months' compensation plus any Additional Compensation as described above.  In the event of such a termination, the Consultant will also be entitled to exercise any vested stock options by the earlier of (i) the expiry date of the stock options, or (ii) 90 days from the termination date of the Consulting Agreement, unless another date is mutually agreed upon.

Subject only to any contrary agreement being established between the Corporation and the Consultant, if there is a change of control of the Corporation, the Consultant may receive, at the Consultant's option, upon the final court order and in advance of closing in a plan of arrangement, or after shareholder and court approval and within a three-month period of the change of control, the following additional compensation:  Three months' compensation, plus an additional three months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $5 million, plus an additional six months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $10 million, plus an additional six months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $20 million, plus an additional eighteen months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $30 million.

On April 19, 2017, the Corporation entered into an executive employment agreement with Mr. Mossman, which was amended on April 16, 2018 (the "Executive Employment Agreement"). The Executive Employment Agreement which commenced on May 1, 2017 provides for an annual salary of $135,000 per year. On September 20, 2024, the Company entered into an Amending Agreement with Mr. Mossman to revise certain items within the Executive Employment Agreement which state that Mr. Mossman will, subject to the terms of the stock option plan and stock exchange policies, be provided the opportunity within 30 days of any new issuances of shares of common stock by the Company to be granted options from time to time equal to 5% of such new issuance, excluding any shares of common stock issued by the Company as a result of the exercise of incentive stock options. The Corporation's issued and outstanding Common Stock. Mr. Mossman currently holds options to acquire 2,789,255 shares of Common Stock pursuant to the terms of the Executive Employment Agreement.

The Executive Employment Agreement includes compensation provisions for Mr. Mossman if there is a change of control, he is terminated without just cause, he resigns under circumstances contemplated in the Employment Agreement or he dies while in the Corporation's employment. If there is a change of control and Mr. Mossman is terminated within one (1) year of the date of a change of control or if Mr. Mossman terminates his employment with us upon the occurrence of certain events, including a material adverse and fundamental change in his overall authority and responsibilities, Mr. Mossman will be entitled to a lump sum amount equal to three (3) years of Mr. Mossman's then applicable annual salary. If Mr. Mossman is otherwise terminated without just cause, Mr. Mossman will be entitled to an amount equal to three (3) months of Mr. Mossman's then applicable annual salary and will also be entitled to maintain in effect, until the earliest of the expiration of 18 months from the date of termination and the death of Mr. Mossman, participation in certain of the Corporation's benefit plans and stock option plans. If Mr. Mossman dies while employed by the Corporation, Mr. Mossman's estate, subject to compliance with stock exchange requirements, the stock option plan, and the terms of the Executive Employment Agreement, will be entitled to continue Mr. Mossman's participation in the Corporation's stock option plan. The Corporation terminated the Executive Employment Agreement on September 23, 2023. On September 24, 2024, the Company and Mr. Mossman entered into a consulting services agreement where Mr. Mossman provides, at the request of the Company, advisory services relating to certain technical, strategic planning and general business advice (the "Services") to the Corporation.  The term of the consulting services agreement is in effect for a period of five years at a maximum of 40 hours per year of the Services at the request of the Company. The appointment will be without remuneration, except for the granting of incentive stock options to purchase common shares of the Company, pursuant to the terms of the Company's stock option plan.

Pursuant to a consulting services agreement dated April 17, 2018, as amended December 13, 2018 (the "JPA Agreement") with J. Proust & Associates ("JPA"), a management services company owned by one of our directors, John G. Proust, JPA provides business advisory, finance, accounting, corporate administrative services as may be requested by the Corporation.  JPA also provides the Corporation with personnel for the positions of Chief Financial Officer, treasurer, controller and corporate secretary as well as use of an office. The JPA Agreement provides for a monthly fee of C$15,000 per month and continues on a month to month basis until terminated by the parties in accordance with its terms.

Oversight and Description of Director and NEO Compensation

The Board has not created or appointed a compensation committee given the Corporation's current size and stage of development. All tasks related to developing and monitoring the Corporation's approach to the compensation of NEOs and directors are performed by the members of the Board. The compensation of NEOs, directors and the Corporation's employees or consultants, if any, is reviewed, recommended and approved by the Board without reference to any specific formula or criteria. NEOs that are also directors of the Corporation are involved in discussions relating to compensation, but disclose their interest in, and abstain from voting on, decisions relating to their respective compensation.

The overall objective of the Corporation's compensation strategy is to offer short, medium and long-term compensation components to ensure that the Corporation has in place programs to attract, retain and develop management of the highest calibre, and has in place a process to provide for the orderly succession of management, including receipt on an annual basis of any recommendations of the CEO, if any, in this regard. The Corporation currently has a short term compensation component in place, which includes the accrual and/or payment of management fees to certain NEOs, and a long-term compensation component in place, which may include the grant of stock options under the Plan. The Corporation intends to further develop these compensation components. Although it has not to date, the Board may in the future consider, on an annual basis, an award of bonuses to key executives and senior management. The amount and award of such bonuses is expected to be discretionary, depending on, among other factors, the financial performance of the Corporation and the position of the executive. The Board considers that the payment of such discretionary annual cash bonuses may satisfy the medium term compensation component.

The objectives of the Corporation's compensation policies and procedures are to align the interests of the Corporation's employees with the interests of the stockholders. Therefore, a significant portion of total compensation granted by the Corporation, being the grant of stock options, is based upon overall corporate performance. The Corporation relies on Board discussion without formal objectives, criteria and analysis, when determining executive compensation. There are currently no formal performance goals or similar conditions that must be satisfied in connection with the payment of executive compensation.

Pension Plan Benefits

The Corporation does not have any pension plans that provide for payments or benefits to NEOs or directors at, following, or in connection with retirement, including any defined benefits plan or any defined contribution plan. The Corporation does not have a deferred compensation plan with respect to any NEO or director.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER
EQUITY COMPENSATION PLANS

The following table sets out, as of the end of the Corporation's most recently completed financial year, all required information with respect to compensation plans under which equity securities of the Corporation are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	Nil	Nil	Nil
Equity compensation plans not approved by securityholders	5,578,511	$0.69	Nil
Total	5,578,511	$0.69	Nil

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the stockholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with day-to-day management of the Corporation.

Pursuant to National Instrument 58-101 Disclosure of Corporate Governance Practices ("NI 58-101") the Corporation is required to disclose its corporate governance practices, as summarized below. The Board will monitor such practices on an ongoing basis and when necessary implement such additional practices as it deems appropriate.

National Policy 58-201 Corporate Governance Guidelines establishes corporate governance guidelines to be used by issuers in developing their own corporate governance practices. The Board is committed to sound corporate governance practices, which are both in the interest of its stockholders and contribute to effective and efficient decision making.

Board of Directors

The Board presently has seven directors: Benjamin W. Mossman, Thomas I. Vehrs, John G. Proust, Murray G. Flanigan, Lawrence W. Lepard, Daniel Oliver Jr. and Clynton R. Nauman. Thomas I. Vehrs, Murray G. Flanigan, Lawrence W. Lepard, Daniel Oliver Jr. and Clynton R. Nauman are independent. Benjamin W. Mossman is not independent as he was the CEO of the Corporation until September 23, 2023. John G. Proust is not independent as J. Proust & Associates Inc., a company owned by Mr. Proust, provides consulting services to the Corporation.

The definition of independence used by the Corporation is that used in Nasdaq Listing Rule 5605(a)(2), which provides that an "independent director" is a person other than an executive officer or employee of the Corporation or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director of a company cannot be considered independent if:

  the director is, or at any time during the past three years was, an employee of the company;

  the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

  a family member of the director is, or at any time during the past three years was, an executive officer of the company;

  the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

  the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

  the director or a family member of the director is a current partner of the company's outside auditor, or at any time during the past three years was a partner or employee of the company's outside auditor, and who worked on the company's audit.

The Board believes that the principal objective of the Corporation is to generate economic returns with the goal of maximizing stockholder value, and that this is to be accomplished by the Board through its stewardship of the Corporation. In fulfilling its stewardship function, the Board's responsibilities include strategic planning, appointing and overseeing management, succession planning, risk identification and overseeing financial and corporate issues. Directors are involved in the supervision of management.

The Corporation has not developed written position descriptions for the CEO and the CFO.  Pursuant to Chapter 78 of the Nevada Revised Statutes, directors must declare any interest in a material contract or transaction or a proposed material contract or transaction.

Other Directorships

The following current and nominee directors of the Corporation standing for election at the Meeting also serve as directors of other reporting issuers:

Name of Director	Other Reporting Issuer	Name of Exchange or Market
Joseph E. Mullin III III	Pure Energy Minerals Ltd.	TSX V
	FireFox Gold Corp.	TSX-V
Lawrence W. Lepard	Lavras Gold Corp.	TSX-V
	Cabral Gold Corp.	TSX-V
Daniel Oliver Jr.	Guanajuato Silver Company Ltd.	TSX-V

Orientation and Continuing Education

Each new director of the Corporation is briefed about the nature of the Corporation's business, its corporate strategy and current issues within the Corporation. New directors will be encouraged to review the Corporation's public disclosure records as filed on the System for Electronic Document Analysis and Retrieval (SEDAR+) in Canada at www.sedarplus.ca and as filed on the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system in the United States at www.sec.gov. Directors are also provided with access to management to better understand the operations of the Corporation, and to the Corporation's legal counsel to discuss their legal obligations as directors of the Corporation.

Ethical Business Conduct

During the Corporation's financial year ended July 31, 2008, the Board adopted a written Code of Ethics within the meaning of Item 406(b) of Regulation S-K under the United States Securities Act of 1933, as amended. The Code of Ethics, a copy of which has been filed on SEDAR+, obligates the Corporation's directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without the Corporation's consent.

The Board is also required to comply with the conflict of interest provisions of relevant corporate and securities legislation in order to ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest.

Nomination of Directors

The Corporation does not have a formal process or committee for proposing new nominees for election to the Board. Management is in contact with individuals involved in the mineral exploration sector, and in the event that the Corporation requires any new directors, such individuals will be brought to the attention of the Board. The Corporation will conduct reference and background checks on suitable candidates. New nominees generally must have a track record in business management, areas of strategic interest to the Corporation, the ability to devote the time required to carry out the obligations and responsibilities of a director and a willingness to serve in that capacity.

Compensation

At present, the Board as a whole determines the compensation of the CEO and CFO of the Corporation and does so with reference to industry standards and the financial situation of the Corporation. The Board has the sole responsibility for determining the compensation of the directors of the Corporation. The Corporation currently pays directors' fees to its directors who are not also NEOs for their services. Given the Corporation's size, limited operating history and lack of revenues, the Board does not plan to form a compensation committee to monitor and review the salary and benefits of the executive officers of the Corporation at the present time. The Board will carry out these functions until such time as it deems the formation of a compensation committee is warranted.

Other Board Committees

The Board has not established any committees other than the audit committee (the "Audit Committee").

Assessments

Neither the Corporation nor the Board has developed a formal review system to assess the performance of the directors or the Board as a whole.  The contributions of individual directors are monitored by other members of the Board on an informal basis through observation.

AUDIT COMMITTEE AND RELATIONSHIP WITH AUDITOR

General

The Audit Committee is a standing committee of the Board, the primary function of which is to assist the Board in fulfilling its financial oversight responsibilities, which will include monitoring the quality and integrity of the Corporation's financial statements and the independence and performance of the Corporation's external auditor, acting as a liaison between the Board and the Corporation's external auditor, reviewing the financial information that will be publicly disclosed and reviewing all audit processes and the systems of internal controls management and the Board have established.

Audit Committee Charter

The Board has adopted an Audit Committee Charter, which sets out the Audit Committee's mandate, organization, powers and responsibilities. The Audit Committee Charter is attached as Schedule "A" to this Information Circular.

Composition

As at the date of this Information Circular, the Audit Committee is comprised of three directors: Thomas I. Vehrs, John G. Proust, and Murray G. Flanigan.

National Instrument 52-110 Audit Committees ("NI 52-110") provides that a member of an audit committee is "independent" if the member has no direct or indirect material relationship with a company, which could, in the view of that company's board of directors, reasonably interfere with the exercise of the member's independent judgment. Two of the members of the presently constituted Audit Committee, namely Thomas I. Vehrs and Murray G. Flanigan, meet the definition of independence provided in NI 52-110.

Relevant Education and Experience

NI 52-110 provides that an individual is "financially literate" if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation's financial statements. All of the members of the Audit Committee are financially literate.

Thomas I. Vehrs has been associated with Canadian junior mining companies for over twenty years, having served both in officer and director positions. His statistical work as a geologist and his years of financial statement review in his capacity as an officer and director of various companies give him the experience and insight needed to discharge his duties as an Audit Committee member.

John G. Proust has held senior positions and served on the boards of many private and TSX-V/CSE listed companies, including those in the mining industry. This experience has provided Mr. Proust with an understanding of the accounting principles used by the Corporation to prepare its financial statements and to analyze or evaluate the Corporation's financial statements. Mr. Proust has served on audit committees for public companies of which he is and has been a director.

Murray G. Flanigan is a management consultant providing financial advisory services to a number of public and private oil and gas, mining and technology companies in North America and abroad. Mr. Flanigan is a Chartered Professional Accountant and a Chartered Financial Analyst with expertise in corporate finance, mergers and acquisitions, international taxation, risk management, banking, treasury, corporate restructuring and accounting, and has served as chief financial officer for various public and private companies. Mr. Flanigan also serves on the audit committee of other reporting issuers.

Audit Committee Oversight

Since the commencement of the Corporation's most recently completed financial year, the Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Corporation's most recently completed financial year, the Corporation has not relied on the exemptions in Sections 2.4, 6.1.1(4), 6.1.1(5), or 6.1.1(6) or Part 8 of NI 52-110.  Section 2.4 (De Minimis Non-audit Services) provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the financial year in which the non-audit services were provided.  Sections 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer), 6.1.1(5) (Events Outside Control of Member) and 6.1.1(6) (Death, Incapacity or Resignation) provide exemptions from the requirement that a majority of the members of the Audit Committee must not be executive officers, employees or control persons of the Corporation or of an affiliate of the Corporation.  Part 8 (Exemptions) permits a company to apply to a securities regulatory authority or regulator for an exemption from the requirements of National Instrument 52-110 in whole or in part.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee will pre-approve all non-audit services to be provided by the Corporation's external auditor.

External Auditor Service Fees (By Category)

The table below sets out the audit fees incurred by the Corporation for the financial years ended July 31, 2024 and 2023:

Audit Service Fees	Year Ended July 31, 2024 ($)	Year Ended July 31, 2023 ($)
Audit Fees (1)	40,610	42,006
Audit-Related Fees (2)	46,561	40,488
Total	87,171	82,494

(1) Represents aggregate fees billed by the Corporation's auditor for audit fees.

(2) Represents aggregate fees billed for assurance and related services by the Corporation's auditor that are reasonably related to the performance of the audit or review of the Corporation's financial statements and are not disclosed in the "Audit Fees" row.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

No current or former director, executive officer, proposed nominee for election to the Board, or associate of such persons is, or at any time since the beginning of the most recently completed financial year has been, indebted to the Corporation or any of its subsidiaries. No indebtedness of current or former director, executive officer, proposed nominee for election to the Board, or associate of such persons is, or at any time since the beginning of the most recently completed financial year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed herein, no:

(a) director, proposed director or executive officer of the Corporation;

(b) person or company who beneficially owns, or controls or directs, directly or indirectly, voting securities of the Corporation or a combination of both, carrying more than 10% of the voting rights attached to all outstanding voting securities of the Corporation;

(c) associate or affiliate of any of the foregoing person or company; or

(d) director or executive officer of the foregoing person or company,

has had any material interest, direct or indirect, in any transaction since the commencement of the Corporation's most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation, except for any interest arising from the ownership of securities of the Corporation where such person or company receives no extra or special benefit or advantage not shared on a proportionate basis by all holders of the same class of securities.

APPOINTMENT OF AUDITOR

At the Meeting, stockholders will be asked to pass an ordinary resolution appointing Davidson & Company LLP, Chartered Professional Accountants, as the auditor of the Corporation until the next annual meeting of stockholders and to authorize the directors of the Corporation to fix the remuneration to be paid to the auditor. An ordinary resolution needs to be passed by a simple majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Meeting.

Management recommends that stockholders vote FOR the foregoing appointment and authorization.

MANAGEMENT CONTRACTS

There are no management functions of the Corporation which are to any substantial degree performed by a person or company other than the directors or executive officers (or private companies controlled by them, either directly or indirectly) of the Corporation.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Advisory Vote on Fiscal Year 2024 Executive Compensation

At the Meeting, stockholders will be asked to approve, on a non-binding basis, the compensation of the Corporation's Named Executive Officers for the fiscal year ended July 31, 2024.

As required under Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), the Board is submitting a "say-on-pay" proposal for stockholder consideration. While the vote on the compensation of the Named Executive Officers is non-binding and solely advisory in nature, the Board values the opinion of stockholders and will review and consider the voting results.

The Corporation's executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and the Corporation's and our stockholders' interests. Management believes the compensation program is strongly aligned with the long-term interests of the Corporation and its stockholders. Compensation of executive officers is designed to enable the Corporation to attract and retain talented and experienced executives to lead the Corporation successfully in a competitive environment.

The compensation of the Named Executive Officers is described on pages 12 through 16 of the Proxy Statement and on pages 9 through 14 of this Information Circular.

Stockholders are asked to vote on the following resolution (the "Executive Compensation Resolution"):

"RESOLVED, that the stockholders of Rise Gold Corp. approve, on an advisory basis, the compensation paid to its Named Executive Officers for the fiscal year ended July 31, 2024."

As indicated above, the stockholder vote on this resolution will not be binding on the Corporation or the Board and will not be construed as overruling or determining any decision by the Corporation or by the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for the Corporation or the Board.

Vote Required

The affirmative vote of the majority of the votes cast on this proposal is required to approve the compensation of our Named Executive Officers for the fiscal year ended July 31, 2024, as disclosed in the Proxy Statement and this Information Circular.

The Board recommends a vote "FOR" the approval of the Executive Compensation Resolution. In the absence of a contrary instruction, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the Executive Compensation Resolution.

Advisory Vote Regarding the Frequency of Future Advisory Votes on Executive Compensation

At the Meeting, stockholders will be asked to approve, on a non-binding basis, their preferred voting frequency of future advisory votes on executive compensation.

As required under Section 14A of the Exchange Act and the Dodd-Frank Act, we are also required to seek a non-binding advisory stockholder vote regarding the frequency of submission to stockholders of a "say-on-pay" advisory vote. The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on the Corporation's executive compensation either annually, every two years, or every three years. Although this vote is advisory and nonbinding, the Board will review voting results and give consideration to the outcome of such voting.

Stockholders may cast their vote on their preferred voting frequency by choosing the option of one year, two years or three years, or abstain from voting when voting in response to the resolution set forth below:

"RESOLVED, that Rise Gold Corp. hold a stockholder advisory vote on the compensation of the Named Executive Officers for the preceding year, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Summary Compensation Table and the other related tables and narrative discussion), __ every year, __every two years or __ every three years."

As indicated above, the stockholder vote on the frequency of non-binding stockholder votes to approve executive compensation will not be binding on the Corporation or the Board and will not be construed as overruling or determining any decision by the Corporation or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Corporation or of the Board, or to create or imply any additional fiduciary duties for the Corporation or the Board.

Vote Required

The affirmative vote of a majority of the shares represented at a meeting, in person or by proxy, and entitled to vote on a proposal is required to formally adopt this proposal. Given the multiple voting choices available to stockholders, it is possible that none of the alternatives of one, two or three years will receive such a majority vote. Nevertheless, the Board of Directors considers this vote the equivalent of a poll of the stockholders and will consider the number of votes each alternative receives when making future decisions as to the timing of say-on-pay votes. An abstention on this proposal will have the effect of increasing the possibility that no alternative receives a majority vote; a broker non-vote will have no such effect.

Approval of Stock Option Plan

As set out in this Information Circular above, the Corporation's Stock Option Plan is an "evergreen plan" (also known as a rolling plan) under the policies of the Exchange. In accordance with the policies of the Exchange, an issuer that has a rolling stock option plan must have its shareholders approve the plan within three years after institution and within every three years thereafter.

At the Meeting, stockholders will be asked to consider, and if deemed advisable, to pass, with or without variation, a resolution to approve and confirm the Stock Option Plan.  In accordance with the policies of the Exchange, the Corporation must obtain security holder re-approval of the Stock Option Plan no later than November 20, 2027.  The Stock Option Plan is described above under "Statement of Executive Compensation - Stock Options and Other Compensation Securities".

The text of the proposed resolution to approve and confirm the Stock Option Plan (the "Stock Option Plan Resolution") is as follows:

"BE IT RESOLVED that:

1. The Corporation's Stock Option Plan in the form and substance attached as Schedule "B" to the Company's Information Circular dated October 18, 2024, be and is hereby confirmed and approved.

2. Any one director or officer of the Corporation be and is hereby authorized and directed to do all such acts and things and to execute and deliver, under the corporate seal of the Corporation or otherwise, all such deeds, documents, instruments and assurances as in his or her opinion may be necessary or desirable to give effect to this resolution, including making any amendments to the Stock Option Plan as may be required by regulatory authorities, without further approval of the shareholders of the Corporation.

3. The Corporation shall seek security holder re-approval of the Stock Option Plan no later than November 20, 2027 in accordance with the policies of the Canadian Securities Exchange"

A simple majority of the votes cast at the Meeting (in person or by proxy) is required in order to pass the Stock Option Plan Resolution.

The Board recommends a vote "FOR" the approval of the Stock Option Plan Resolution. In the absence of a contrary instruction, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the Stock Option Plan Resolution.

ADDITIONAL INFORMATION

Additional information with respect to the Corporation is available on the SEDAR+ website at www.sedarplus.ca. You may request copies of the Corporation's financial statements and management discussion and analysis by completing the request card included with the Meeting Materials, in accordance with the instructions therein. Financial information is provided in the Corporation's financial statements and management discussion and analysis for its most recently completed financial year, which are available on SEDAR+.

DATED:  October 18, 2024.

By Order of the Board of Directors of

RISE GOLD CORP.

Joseph E. Mullin III
Chief Executive Officer

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RISE GOLD CORP.
(the "Company")

AUDIT COMMITTEE CHARTER

This Charter establishes the composition, the authority, roles and responsibilities and the general objectives of the Company's audit committee, or its Board of Directors (the "Board") in lieu thereof (the "Audit Committee"). The roles and responsibilities described in this Charter must at all times be exercised in compliance with the laws and regulations governing the Company and any subsidiaries.

Composition

(a) Number of Members.  The Audit Committee must be comprised of a minimum of three (3) directors of the Company.

(b) Chair.  If there is more than one member of the Audit Committee, members will appoint a chair of the Audit Committee (the "Chair") to serve for a term of one (1) year on an annual basis. The Chair may serve as the chair of the Audit Committee for any number of consecutive terms.

Meetings

(a) Quorum.  The quorum required to constitute a meeting of the Audit Committee is set at a majority of members.

(b) Agenda.  The Chair will set the agenda for each meeting, after consulting with management and the Company's external auditor (the "Auditor"). Agenda materials such as draft financial statements must be circulated to all members of the Audit Committee for such members to have a reasonable amount of time to review the materials prior to the meeting.

(c) Notice to Auditor.  The Auditor will be provided with notice as necessary of any meeting of the Audit Committee, will be invited to attend each such meeting and will receive an opportunity to be heard at those meetings on matters related to the Auditor's duties.

(d) Minutes.  Minutes of meetings of the Audit Committee will be accurately recorded, with such minutes recording the decisions reached by the committee.

- A2 -

Roles and Responsibilities

The roles and responsibilities of the Audit Committee include the following:

External Auditor

The Audit Committee will:

(a) Selection of Auditor.  Select, evaluate and recommend the Auditor to the Board for shareholder approval, to examine the Company's accounts, controls and financial statements.

(b) Scope of Work.  Evaluate, prior to the annual audit of the Company's financial statements, the scope and general extent of the Auditor's review, including the Auditor's engagement letter.

(c) Compensation.  Recommend to the Board the compensation to be paid to the Auditor.

(d) Replacement of Auditor.  If necessary, recommend the replacement of the Auditor to the Board.

(e) Approve Non-Audit Related Services.  Pre-approve all non-audit services to be provided by the Auditor to the Company.

(f) Responsibility for Oversight.  Oversee the work of the Auditor, who must report directly to the Audit Committee.

(g) Resolution of Disputes.  Assist with resolving any disputes between management and the Auditor regarding financial reporting.

Financial Statements and Financial Information

The Audit Committee will:

(a) Review Annual Financial Statements.  Review the Company's audited annual financial statements, discuss those statements with management and with the Auditor, and recommend their approval to the Board.

(b) Review Interim Financial Statements.  Review and discuss with management the Company's unaudited interim financial statements, and if appropriate, recommend their approval to the Board.

(c) MD&A, Annual and Interim Earnings Press Releases, Audit Committee Reports.  Review management's discussion and analysis, interim and annual press releases, and reports of the Audit Committee before the Company publicly discloses such information.

(d) Auditor Reports and Recommendations.  Review and consider any significant reports and recommendations issued by the Auditor, together with management's response, and the extent to which recommendations made by the Auditor have been implemented.

- A3 -

Risk Management, Internal Controls and Information Systems

The Audit Committee will:

(a) Internal Controls.  Review with management and the Auditor the general policies and procedures used by the Company with respect to internal accounting and financial controls, and remain informed, through communications with the Auditor, of any weaknesses in internal controls that could cause errors or deficiencies in financial reporting or deviations from the accounting policies of the Company or from applicable laws or regulations.

(b) Financial Management.  Periodically review the team in place to carry out financial reporting functions, circumstances surrounding the departure of any officers in charge of financial reporting, and the appointment of individuals to oversee such functions.

(c) Accounting Policies and Practices.  Review management's plans regarding any changes in accounting practices or policies and the financial impact thereof.

(d) Litigation.  Review with the Auditor and the Company's legal counsel any litigation, claim or contingency, including tax assessments, that could have a material effect upon the financial position of the Company and the manner in which these matters are being disclosed in the Company's financial statements.

(e) Other.  Discuss with management and the Auditor correspondence with regulators, employee complaints, or published reports that raise material issues regarding the Company's financial statements or disclosure.

Complaints

The Audit Committee will:

(a) Accounting, Auditing and Internal Control Complaints.  Establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters.

(b) Employee Complaints.  Establish a procedure for the confidential transmittal on condition of anonymity by the Company's employees of concerns regarding questionable accounting or auditing matters.

Authority

(a) Auditors.  The Auditor, and any internal auditor hired by the Company, will report directly to the Audit Committee.

(b) Independent Advisors.  The Audit Committee may, at the Company's expense and without the approval of management, retain the services of independent legal counsel and any other advisors it deems necessary to carry out its duties and establish and pay the monetary compensation of such advisors.

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Reporting

The Audit Committee will report to the Board on:

(a) the independence of the Auditor;

(b) the performance of the Auditor and any recommendations of the Audit Committee in relation thereto;

(c) the reappointment or termination of the Auditor;

(d) the adequacy of the Company's internal controls and disclosure controls;

(e) the Audit Committee's review of the Company's financial statements, both annual and interim;

(f) the Audit Committee's review of management's discussion and analysis, both annual and interim;

(g) the Company's compliance with legal and regulatory matters to the extent they affect the its financial statements; and

(h) all other material matters dealt with by the Audit Committee.

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RISE RESOURCES INC.

INCENTIVE STOCK OPTION PLAN

PART 1
INTERPRETATION

1.1 Definitions.  In this Plan, the following words and phrases shall have the following meanings:

(a) "Affiliate" means a corporation that is a parent or subsidiary of the Corporation, or that is controlled by the same person as the Corporation;

(b) "Board" means the board of directors of the Corporation and includes any committee of directors appointed by the directors as contemplated by Section 3.1;

(c) "Change of Control" means the acquisition by any person or by any person and a Joint Actor, whether directly or indirectly, of voting securities of the Corporation, which, when added to all other voting securities of the Corporation at the time held by such person or by such person and a Joint Actor, totals for the first time not less than 50% of the outstanding voting securities of the Corporation or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board;

(d) "Consultant" means an individual or Consultant Company, other than an Employee, Director or Officer, that:

(i) is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Corporation or to an Affiliate, other than services provided in relation to a distribution of securities;

(ii) provides such services under a written contract between the Corporation or an Affiliate;

(iii) in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate; and

(iv) has a relationship with the Corporation or an Affiliate that enables the individual to be knowledgeable about the business and affairs of the Corporation;

(e) "Consultant Company" means for an individual Consultant, a company or partnership of which the individual is an employee, shareholder or partner;

(f) "Corporation" means Rise Resources Inc.;

(g) "CSE" means the Canadian Securities Exchange;

(h) "Director" means a director of the Corporation or a Subsidiary;

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(i) "Eligible Person" means a bona fide Director, Officer, Employee or Consultant, or a corporation wholly owned by such Director, Officer, Employee or Consultant;

(j) "Employee" means:

(i) an individual who is considered an employee of the Corporation or a Subsidiary under the Income Tax Act (and for whom income tax, employment insurance and CPP deductions must be made at source);

(ii) an individual who works full-time for the Corporation or a Subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or

(iii) an individual who works for the Corporation or a Subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions need not be made at source;

(k) "Exchange" means the CSE or any other stock exchange on which the Shares are listed for trading;

(l) "Exchange Policies" means the policies, bylaws, rules and regulations of the Exchange governing the granting of options by the Corporation, as amended from time to time;

(m) "Expiry Date" means a date not later than five (5) years from the date of grant of an option;

(n) "Income Tax Act" means the Income Tax Act (Canada), as amended from time to time;

(o) "Insider" has the meaning ascribed thereto in the Securities Act;

(p) "Investor Relations Activities" means any activities, by or on behalf of the Corporation or a shareholder of the Corporation, that promote or reasonably could be expected to promote the purchase or sale of securities of the Corporation, but does not include:

(i) the dissemination of information provided, or records prepared, in the ordinary course of business of the Corporation

(A) to promote the sale of products or services of the Corporation, or

(B) to raise public awareness of the Corporation,

that cannot reasonably be considered to promote the purchase or sale of securities of the Corporation;

(ii) activities or communications necessary to comply with the requirements of

(A) applicable Securities Laws,

(B) the Exchange, or

- B3 -

(C) the bylaws, rules or other regulatory instruments of any self-regulatory body or exchange having jurisdiction over the Corporation;

(iii) communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if

(A) the communication is only through such newspaper, magazine or publication, and

(B) the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or

(iv) activities or communications that may be otherwise specified by the Exchange;

(q) "Joint Actor" means a person acting jointly or in concert with another person;

(r) "Optionee" means the recipient of an option under this Plan;

(s) "Officer" means any senior officer of the Corporation or a Subsidiary;

(t) "Plan" means this incentive stock option plan, as amended from time to time;

(u) "Securities Act" means the Securities Act (British Columbia), as amended from time to time;

(v) "Securities Laws" means the acts, policies, bylaws, rules and regulations of the securities commissions governing the granting of options by the Corporation, as amended from time to time;

(w) "Shares" means the common shares of the Corporation without par value; and

(x) "Subsidiary" has the meaning ascribed thereto in the Securities Act.

1.2 Governing Law.  The validity and construction of this Plan shall be governed by and construed in accordance with the laws of the State of Nevada.

1.3 Gender.  Throughout this Plan, whenever the singular or masculine or neuter is used, the same shall be construed as meaning the plural or feminine or body politic or corporate, and vice-versa as the context or reference may require.

PART 2
PURPOSE

2.1 Purpose.  The purpose of this Plan is to attract and retain Directors, Officers, Employees and Consultants and to motivate them to advance the interests of the Corporation by affording them with the opportunity to acquire an equity interest in the Corporation through options granted under this Plan to purchase Shares.

PART 3
GRANTING OF OPTIONS

3.1 Administration.  This Plan shall be administered by the Board or, if the Board so elects, by a committee (which may consist of only one person) appointed by the Board from its members.

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3.2 Committee's Recommendations.  The Board may accept all or any part of any recommendations of any committee appointed under Section 3.1 or may refer all or any part thereof back to such committee for further consideration and recommendation.

3.3 Board Authority.  Subject to the limitations of this Plan, the Board shall have the authority to:

(a) grant options to purchase Shares to Eligible Persons;

(b) determine the terms, limitations, restrictions and conditions respecting such grants;

(c) interpret this Plan and adopt, amend and rescind such administrative guidelines and other rules and regulations relating to this Plan as it shall from time to time deem advisable; and

(d) make all other determinations and take all other actions in connection with the implementation and administration of this Plan including, without limitation, for the purpose of ensuring compliance with Section 7.1, as it may deem necessary or advisable.

3.4 Grant of Option.  A resolution of the Board shall specify the number of Shares that shall be placed under option to each Eligible Person; the exercise price to be paid for such Shares upon the exercise of such option; any applicable hold period; and the period, including any applicable vesting periods required by Exchange Policies or by the Board, during which such option may be exercised.

3.5 Written Agreement.  Every option granted under this Plan shall be evidenced by a written agreement between the Corporation and the Optionee substantially in the form attached hereto as Schedule "A", containing such terms and conditions as are required by Exchange Policies and applicable Securities Laws, and, where not expressly set out in the agreement, the provisions of such agreement shall conform to and be governed by this Plan.  In the event of any inconsistency between the terms of the agreement and this Plan, the terms of this Plan shall govern.

3.6 Withholding Taxes.  If the Corporation is required under the Income Tax Act or any other applicable law to make source deductions in respect of Employee stock option benefits and to remit to the applicable governmental authority an amount on account of tax on the value of the taxable benefit associated with the issuance of any Shares upon the exercise of options, then any Optionee who is deemed an Employee shall:

(a) pay to the Corporation, in addition to the exercise price for such options, the amount necessary to satisfy the required tax remittance as is reasonably determined by the Corporation;

(b) authorize the Corporation, on behalf of the Optionee, to sell in the market on such terms and at such time or times as the Corporation determines a portion of the Shares issued upon the exercise of such options to realize proceeds to be used to satisfy the required tax remittance; or,

(c) make other arrangements acceptable to the Corporation to satisfy the required tax remittance.

PART 4
RESERVE OF SHARES

4.1 Sufficient Authorized Shares to be Reserved.  A sufficient number of Shares shall be reserved by the Board to permit the exercise of any options granted under this Plan.  Shares that were the subject of any option that has lapsed or terminated shall thereupon no longer be in reserve and may once again be subject to an option granted under this Plan.

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4.2 Maximum Number of Shares Reserved.  Unless authorized by the shareholders of the Corporation, this Plan, together with all of the Corporation's other previously established or proposed stock options, stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of Shares, shall not result, at any time, in the number of Shares reserved for issuance pursuant to options exceeding 10% of the issued and outstanding Shares as at the date of grant of any option under this Plan.

4.3 Limits with Respect to Individuals.  The aggregate number of Shares subject to an option that may be granted to any one individual in any 12 month period under this Plan shall not exceed 5% of the issued and outstanding Shares determined at the time of such grant.

4.4 Limits with Respect to Consultants.  The aggregate number of Shares subject to an option that may be granted to any one Consultant in any 12 month period under this Plan shall not exceed 4% of the issued and outstanding Shares determined at the time of such grant.

4.5 Limits with Respect to Investor Relations Activities.  The aggregate number of Shares subject to an option that may be granted to any one person conducting Investor Relations Activities in any 12 month period under this Plan shall not exceed 2% of the issued and outstanding Shares determined at the time of such grant.

PART 5
CONDITIONS GOVERNING THE GRANTING AND EXERCISING OF OPTIONS

5.1 Exercise Price.  Subject to a minimum price of $0.10 per Share and Section 5.2, the exercise price of an option may not be less than the closing market price of the Shares on the trading day immediately preceding the date of grant of the option, less any applicable discount allowed by the Exchange.

5.2 Exercise Price if Distribution.  If any options are granted within 90 days of a public distribution by prospectus, then the minimum exercise price shall be the greater of that specified in Section 5.1 and the price per share paid by the investors for Shares acquired under the public distribution.  The 90 day period shall commence on the date the Corporation is issued a final receipt for the prospectus.

5.3 Expiry Date.  Each option shall, unless sooner terminated, expire on a date to be determined by the Board which shall not be later than the Expiry Date.

5.4 Different Exercise Periods, Prices and Number.  The Board may, in its absolute discretion, upon granting an option under this Plan and subject to the provisions of Section 5.3, specify a particular time period or periods following the date of granting such option during which the Optionee may exercise the option and may designate the exercise price and the number of Shares in respect of which such Optionee may exercise the option during each such time period.

5.5 Termination of Employment.  If a Director, Officer, Employee or Consultant ceases to be so engaged by the Corporation for any reason other than death, such Director, Officer, Employee or Consultant shall have the right to exercise any vested option granted to him under this Plan and not exercised prior to such termination within a period of 90 days after the date of termination, or such shorter period as may be set out in the Optionee's written agreement.

5.6 Termination of Investor Relations Activities.  If an Optionee who is engaged in Investor Relations Activities ceases to be so engaged by the Corporation, such Optionee shall have the right to exercise any vested option granted to the Optionee under this Plan and not exercised prior to such termination within a period of 30 days after the date of termination, or such shorter period as may be set out in the Optionee's written agreement.

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5.7 Death of Optionee.  If an Optionee dies prior to the expiry of an option, his heirs or administrators may within 12 months from the date of the Optionee's death exercise that portion of an option granted to the Optionee under this Plan which remains vested and outstanding.

5.8 Assignment.  No option granted under this Plan or any right thereunder or in respect thereof shall be transferable or assignable otherwise than as provided for in Section 5.7.

5.9 Notice.  Options shall be exercised only in accordance with the terms and conditions of the written agreements under which they are granted and shall be exercisable only by notice in writing to the Corporation substantially in the form attached hereto as Schedule "B".

5.10 Payment.  Options may be exercised in whole or in part at any time prior to their lapse or termination.  Shares purchased by an Optionee upon the exercise of an option shall be paid for in full in cash at the time of their purchase.

PART 6
CHANGES IN OPTIONS

6.1 Share Consolidation or Subdivision.  In the event that the Shares are at any time subdivided or consolidated, the number of Shares reserved for option and the price payable for any Shares that are then subject to option shall be adjusted accordingly.

6.2 Stock Dividend.  In the event that the Shares are at any time changed as a result of the declaration of a stock dividend thereon, the number of Shares reserved for option and the price payable for any Shares that are then subject to option may be adjusted by the Board to such extent as it deems proper in its absolute discretion.

6.3 Effect of a Take-Over Bid.  If a bona fide offer to purchase Shares (an "Offer") is made to an Optionee or to shareholders of the Corporation generally or to a class of shareholders which includes the Optionee, which Offer, if accepted in whole or in part, would result in the offeror becoming a control person of the Corporation, within the meaning of Section 1(1) of the Securities Act, the Corporation shall, upon receipt of notice of the Offer, notify each Optionee of full particulars of the Offer, whereupon all Shares subject to option (the "Option Shares") shall become vested and such option may be exercised in whole or in part by such Optionee so as to permit the Optionee to tender the Option Shares received upon such exercise pursuant to the Offer.  However, if:

(a) the Offer is not completed within the time specified therein including any extensions thereof; or

(b) all of the Option Shares tendered by the Optionee pursuant to the Offer are not taken up or paid for by the offeror in respect thereof,

then the Option Shares received upon such exercise, or in the case of clause (b) above, the Option Shares that are not taken up and paid for, may be returned by the Optionee to the Corporation and reinstated as authorized but unissued Shares and with respect to such returned Option Shares, the option shall be reinstated as if it had not been exercised and the terms upon which such Option Shares were to become vested pursuant to Section 3.4 shall be reinstated.  If any Option Shares are returned to the Corporation under this Section 6.3, the Corporation shall immediately refund the exercise price to the Optionee for such Option Shares.

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6.4 Acceleration of Expiry Date.  If, at any time when an option granted under this Plan remains unexercised with respect to any unissued Option Shares, an Offer is made by an offeror, the Board may, upon notifying each Optionee of full particulars of the Offer, declare all Option Shares issuable upon the exercise of options granted under this Plan vested, and declare that the Expiry Date for the exercise of all unexercised options granted under this Plan is accelerated so that all options shall either be exercised or shall expire prior to the date upon which Shares must be tendered pursuant to the Offer.

6.5 Effect of a Change of Control.  If a Change of Control occurs, all outstanding options shall become vested, whereupon such options may be exercised in whole or in part by the applicable Optionee.

6.6 Other Stock Exchange Listing.  In the event that the Corporation applies or intends to apply for listing on a stock exchange other than the CSE and, based on the policies and requirements of the other stock exchange, the Corporation believes that any or all options granted hereunder will not be accepted or approved by the other stock exchange, then the Corporation may, in its sole discretion, immediately cancel any or all options that remain outstanding to meet the listing requirements of the other stock exchange.  If the Corporation cancels any such options pursuant to this Section 6.6, then no compensation will be owed by the Corporation to the applicable Optionee.

6.7 Approval and Cancellation.  In the event that approval from the CSE or other stock exchange, as applicable, is not received for the grant of any options hereunder, each Optionee agrees that the Corporation may immediately cancel any or all such options that remain outstanding.  If the Corporation cancels any of such options pursuant to this Section 6.7, then no compensation shall be owed by the Corporation to the applicable Optionee.

PART 7
SECURITIES LAWS AND EXCHANGE POLICIES

7.1 Securities Laws and Exchange Policies Apply.  This Plan and the granting and exercise of any options hereunder are also subject to such other terms and conditions as are set out from time to time in applicable Securities Laws and Exchange Policies and such terms and conditions shall be deemed to be incorporated into and become a part of this Plan.  In the event of an inconsistency between such terms and conditions and this Plan, such terms and conditions shall govern.  In the event that the Shares are listed on a new stock exchange, in addition to the terms and conditions set out from time to time in applicable Securities Laws, the granting or cancellation of options shall be governed by the terms and conditions set out from time to time in the policies, bylaws, rules and regulations of the new stock exchange and unless inconsistent with the terms of this Plan, the Corporation shall be able to grant or cancel options pursuant to the policies, bylaws, rules and regulations of such new stock exchange without requiring shareholder approval.

PART 8
AMENDMENT

8.1 Board May Amend.  The Board may, by resolution, amend or terminate this Plan, but no such amendment or termination shall, except with the written consent of the Optionees concerned, affect the terms and conditions of options previously granted under this Plan which have not then lapsed, terminated or been exercised.

8.2 Exchange Approval.  Any amendment to this Plan or options granted pursuant to this Plan shall not become effective until such Exchange and shareholder approval as is required by Exchange Policies and applicable Securities Laws has been received.

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8.3 Amendment to Insider's Options.  Any amendment to options held by Insiders which results in a reduction in the exercise price of the options at the time of the amendment shall be conditional upon obtaining disinterested shareholder approval for that amendment.

PART 9
EFFECT OF PLAN ON OTHER COMPENSATION OPTIONS

9.1 Other Options Not Affected.  This Plan is in addition to any other existing stock options granted prior to and outstanding as at the date of this Plan and shall not in any way affect the policies or decisions of the Board in relation to the remuneration of Directors, Officers, Employees and Consultants.

PART 10
OPTIONEE'S RIGHTS AS A SHAREHOLDER

10.1 No Rights Until Option Exercised.  An Optionee shall be entitled to the rights pertaining to share ownership, such as to dividends, only with respect to Shares that have been fully paid for and issued to the Optionee upon the exercise of an option.

PART 11
EFFECTIVE DATE OF PLAN

11.1 Effective Date.  This Plan shall become effective upon its approval by the Board.

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SCHEDULE "A"

INCENTIVE STOCK OPTION AGREEMENT

Rise Resources Inc. (the "Corporation") hereby grants the undersigned (the "Optionee") options to purchase shares of the Corporation's common stock (the "Options") in accordance with the Corporation's incentive stock option plan, as amended from time to time (the "Plan"), on the following terms.  The Optionee acknowledges that the grant of Options is subject to (a) the Plan; (b) the regulations and provisions of the United States Securities and Exchange Commission, the British Columbia Securities Commission, the Alberta Securities Commission, the Ontario Securities Commission and any other applicable provincial or state securities commission; and (c) the approval of the Canadian Securities Exchange or other stock exchange, as applicable.

Name of Optionee: ________________________________________________________________

Address: ________________________________________________________________

 ________________________________________________________________

Telephone Number: ________________________________________________________________

Email Address: ________________________________________________________________

Position with the Corporation: ________________________________________________________________

Number of Options: ________________________________________________________________

Exercise Price: ________________________________________________________________

Date of Grant: ________________________________________________________________

Expiry Date: +________________________________________________________________

Vesting Schedule: All of the Options shall vest immediately unless otherwise described in the table below.

Period	% of Shares Vested

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IN WITNESS WHEREOF, the Corporation and Optionee have caused this Agreement to be duly executed as of the date first written above.

RISE RESOURCES INC.

Per:

Authorized Signatory	OPTIONEE

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SCHEDULE "B"

RISE RESOURCES INC.

EXERCISE NOTICE

The undersigned hereby subscribes for _____________ shares of the common stock of Rise Resources Inc. (the "Corporation") at a price of $__________ per share for a total amount of $_______________ (the "Exercise Price") pursuant to the provisions of the Incentive Stock Option Agreement entered into between the undersigned and the Corporation dated ____________________, 201____.

_____________________________________
Date

_____________________________________
Signature

_____________________________________
Name

_____________________________________
Address

_____________________________________

_____________________________________
Telephone Number

_____________________________________
Email Address

RISE GOLD CORP.

PROXY

FOR USE AT THE

ANNUAL MEETING OF STOCKHOLDERS

NOVEMBER 20, 2024

This proxy is solicited on behalf of the management of Rise Gold Corp. (the "Corporation"). The undersigned, being a stockholder of the Corporation hereby appoints, Joseph E. Mullin III, President and Chief Executive Officer of the Corporation, or failing him, Vince Boon, Chief Financial Officer and Treasurer of the Corporation, or instead of either of them, _____________________________________________________, as proxyholder for and on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the annual meeting of the stockholders of the Corporation to be held on November 20, 2024 (the "Meeting"), and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the Meeting or such adjournment or postponement thereof. The undersigned hereby directs the proxyholder to vote the securities of the Corporation recorded in the name of the undersigned as specified herein.

FOR AGAINST ABSTAIN	☐ ☐ ☐	Set the number of directors at five (5).
FOR WITHHOLD	☐ ☐	The election of Joseph E. Mullin III as a director of the Corporation.
FOR WITHHOLD	☐ ☐	The election of Thomas I. Vehrs as a director of the Corporation.
FOR WITHHOLD	☐ ☐	The election of Lawrence W. Lepard as a director of the Corporation.
FOR WITHHOLD	☐ ☐	The election of Daniel Oliver Jr as a director of the Corporation.
FOR WITHHOLD	☐ ☐	The election of Clynton R. Nauman as a director of the Corporation.
FOR AGAINST ABSTAIN	☐ ☐ ☐	To approve the appointment of Davidson & Company LLP, Chartered Professional Accountants as auditors of the Corporation for the ensuing year and to authorize the directors to fix the remuneration of the auditors.
FOR AGAINST ABSTAIN	☐ ☐ ☐	To approve, on a non-binding advisory basis, the compensation of the Corporation's named executive officers for the fiscal year ended July 31, 2024.
FOR EVERY YEAR FOR EVERY TWO YEARS FOR EVERY THREE YEARS ABSTAIN	☐ ☐ ☐ ☐	To approve, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation (which will be either every year, every two years or every three years)
FOR AGAINST ABSTAIN	☐ ☐ ☐	To approve the Corporation's stock option plan.

If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the Meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the Meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person. To be valid, this proxy must be received by the Corporation's transfer agent, Capital Transfer Agency ULC, 390 Bay Street, Suite 920, Toronto, Ontario, M5H 2Y2, Fax Number: 416.350.5008, not later than 48 hours, excluding Saturdays, Sundays and statutory holidays in the City of Toronto, Ontario, prior to the Meeting or any adjournment thereof.  Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

DATED this _____ day of October, 2024.

Online Voting Instructions	Signature of Stockholder
(See Reverse)

Name of Stockholder (Please Print)

Number of Shares Held

NOTES AND INSTRUCTIONS

THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION.

1. The shares represented by this proxy will be voted.  Where a choice is specified, the proxy will be voted as directed.  Where no choice is specified, this proxy will be voted in favour of the matters listed on the proxy.  The proxy confers discretionary authority on the above named person to vote in his or her discretion with respect to amendments or variations to the matters identified in the notice of meeting accompanying the proxy or such other matters which may properly come before the Meeting.

2. Each stockholder has the right to appoint a person other than management designees specified above to represent them at the Meeting. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a stockholder of the Corporation.

3. Each stockholder must sign this proxy. Please date the proxy.  If the stockholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized.

4. If the proxy is not dated in the space provided, it is deemed to bear the date of its mailing to the stockholders of the Corporation.

5. If the stockholder appoints any of the persons designated above, including persons other than Management Designees, as proxy to attend and act at the Meeting:

(a) the shares represented by the proxy will be voted in accordance with the instructions of the stockholder on any ballot that may be called for;

(b) where the stockholder specifies a choice in the proxy with respect to any matter to be acted upon, the shares represented by the proxy shall be voted accordingly; and

(c) IF NO CHOICE IS SPECIFIED WITH RESPECT TO THE MATTERS LISTED ABOVE, THE PROXY WILL BE VOTED FOR SUCH MATTERS.